Exhibit 10.18

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Working capital loan contract________________________

No. : Xingyin Linzhi Short word 2023 No.040

Lender: Industrial Bank Co. , LTD. Hangzhou Lin ‘an branch Address: 299 Wanma Road, Jincheng Street, Lin ‘an District, Hangzhou City, Zhejiang Province Legal representative/Person in charge: Wang Kan

Borrower: Hangzhou Xinzi Optoelectronic Technology Co. , LTD. Address: No. 128 Qingxian Road, Linglong Street, Lin ‘an District, Hangzhou City Legal representative/person in charge: Meng Yanling

Place of signing the Contract: ______________District, Hangzhou

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Important Tips for Signing

In order to protect your rights and interests, please read, check and confirm the following matters carefully before signing this contract:

1. You and your company have the right to sign this Contract. If the consent of others is required according to law, you and your company have obtained full authorization; If the processing of others’ personal information is involved, you and your company have obtained the written documents of others’ consent to the processing of their personal information by Industrial Bank;

2. You and your company have carefully read and fully understood the terms and conditions of the contract, and have paid special attention to the contents of the responsibility, exemption or reduction of the liability of Industrial Bank and the processing of personal information that are of great interest to you and your company, as well as the contents in black font;

3. You and your company have fully understood the meaning of the contract terms and the corresponding legal consequences, and are willing to accept these terms and conditions;

4. You and your company have paid special attention to the clauses concerning you and your company shall use the credit funds for the purposes agreed in the contract, shall not misappropriate the credit funds (including but not limited to the purchase or investment of the credit funds in real estate and other acts), and shall issue a letter of commitment for the use of the funds to Industrial Bank, and you and your company have fully known and understood that Industrial Bank will take action against the transfer If you use credit funds, you will take measures such as receiving loans in advance, stopping the loans/financing not issued under this contract, stopping the payments of loans/financing not paid under this contract, reducing or stopping the credit extension, and you and your company will be held liable for the consequences;

5. By signing this Contract, you and the relevant individuals agree and authorize Industrial Bank to process your personal information and the personal information of the relevant individuals and keep it in accordance with the period specified by Industrial Bank; You and relevant individuals have been aware of the right to know, to decide, to withdraw consent, to restrict or refuse the right of third party processing of personal information, and Industrial Bank has provided informed, decision and other services for personal information processing through a variety of means (including but not limited to on-site notification); If you and the individuals concerned wish to withdraw, limit or refuse the authorization of Industrial Bank to process personal information, you may do so in accordance with this agreement or the administrative procedures of Industrial Bank

Vi. The Contract text provided by Industrial Bank is only a model text. There are blank lines after the relevant clauses of the contract, and “Supplementary clauses” are added at the end of the contract for each party to modify, add or delete the contract.

Vii. If you or your company have any doubt about this contract, or if you or your company find any violation of laws or regulations in the contract or the business charges hereunder, please call Industrial Bank in time or directly complain or consult with the business branches of Industrial Bank (冰) at 95561                                                                                                       囚

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Upon the application of the Borrower, the Lender has examined and agreed to grant the borrower the working capital loan. In order to clarify the rights and obligations of both parties, abide by their credit, and enter into this contract on an equal footing in accordance with the relevant laws and regulations of the People’s Republic of China, both parties hereby enter into this contract for mutual compliance

The lender and the Borrower confirm that the loan under this contract falls within the circumstances set forth in Article 23 Special Agreement Clause 3 of this Contract.

Article 1 Definition and interpretation

Unless agreed by the parties in writing, the following terms shall be defined and interpreted as follows:

1. “Working capital loan” means the local and foreign currency loan applied by the borrower to the lender for issuance and used for the daily production and operation turnover of the borrower

2. “Creditor’s right” or “main creditor’s right” refers to the creditor’s right (including principal, interest penalty, compound interest, liquidated damages, expenses for realizing creditor’s right, etc.) which the borrower (debtor) submits to the lender (creditor) for application and the lender (creditor’s right) has provided to the borrower in accordance with this Contract after the lender has approved the application The content of the creditor’s right is consistent with the borrower’s debt to the lender under this Contract.

“The creditor’s expenses for realizing the creditor’s rights” refers to the litigation (arbitration) fees, attorneys’ fees, travel expenses, enforcement expenses, security expenses and other expenses for realizing the creditor’s rights paid by the lender when the borrower realizes the creditor’s rights by means of litigation, arbitration, applying to a notary agency for issuance of execution certificates, etc

3. The following terms in Article 5 of this Contract shall be defined and interpreted as follows:

“Fixed interest rate” means the interest rate that remains unchanged during the term of the loan. In the case of installment loan, the interest rate remains unchanged between the actual issuance date of each loan and the maturity date of the loan under this Contract.

“Floating interest rate” means the interest rate that changes during the term of the loan according to the period and amplitude agreed upon by the borrower and the borrower.

“Floating rate” means the frequency of change of the loan interest rate agreed by the borrower and the borrower. In one floating period, the loan interest rate shall be calculated and determined by the pricing benchmark interest rate in accordance with the pricing method agreed in the contract, and the loan interest rate shall remain unchanged during the floating period; At the expiration of one floating cycle and entering the next floating cycle, the borrowing interest rate shall be determined by the pricing benchmark interest rate of the new floating cycle in accordance with the pricing method agreed in the contract, and the borrowing interest rate shall remain unchanged within the floating cycle.

“Pricing benchmark interest rate” refers to the interest rate standard used to determine the loan interest rate under this contract, including but not limited to the quoted interest rate published by our country or the relevant country, the region, the market, such as LPR. SHIBOR, SOFR. SOFR term interest rate, eSTR, SONIA, TSRR, TONA, SARON, HIBOR, SIBOR, the central bank RMB deposit benchmark interest rate, etc

“LPR” means the quoted interest rate of the loan market calculated and published by the National Interbank Lending Center authorized by the People’s Bank of China. In accordance with banking practices, both parties agree that the pricing benchmark interest rate rule under this Contract shall be defined as T-1 day LPR, where “T” refers to the date on which the loan interest rate is determined and “T-1” refers to the working day before that date.

“SHIBOR” refers to the Shanghai Interbank Offered Rate published by the National Inter-Bank Lending Center and applicable on that day Rate.

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“SOFR” means the secured overnight funding rate in U.S. dollars. As per banking practice, both parties agree The pricing base rate rule under this Contract is determined to be T-5 day SOFR, where “T” refers to the date on which the borrowing rate is determined and “T-5” refers to the five business days preceding that date.

“SOFR Term Rate” means the Chicago Mercantile Exchange Prospective Mortgage Financing Rate in U.S. dollars. In accordance with banking practice, the Parties agree that the pricing base rate rule under this Contract shall be the T-2- day SOFR term Rate, where “T” refers to the date on which the borrowing rate is fixed and “T-2” refers to the two business days preceding that date.

“eSTR” shall mean the short-term interest rate in Euro in Euro currency. In accordance with banking practice, the Parties have mutually agreed that the pricing base rate rules under this Contract shall be the T-5 day eSTR, where “T” shall be the date when the borrowing rate is fixed and “T-5 “shall be the five business days prior to that date

“SONIA” refers to the Overnight Average of Sterling Sterling in Sterling Sterling. In accordance with banking practice, the parties agree that the pricing base rate rule under this Contract shall be T-5 day SONIA, where “T” shall be the date on which the borrowing rate is fixed and “T-5 “shall be the five business days preceding that date.

“TSRR” shall mean the term rate of the Sterling Overnight Average Index in Sterling. In accordance with banking practice, the Parties have mutually agreed that the pricing base rate rules under this Contract shall be the T-2E TSRR term Rate, where “T “shall be the date on which the borrowing rate is fixed and “T-2” shall be the previous working e on that date.

“TONA “refers to the Tokyo overnight average interest rate in Japanese Yen. In accordance with banking practice, the Parties agree that the pricing base rate rule under this Contract shall be the T-5-day TONA, where “T” shall be the date on which the borrowing rate is fixed and “T-5 “shall be the five business days preceding that date.

“SARON” refers to the Swiss overnight average interest rate in Swiss francs and, in accordance with banking practice, the Parties agree that the pricing base rate rule under this Contract shall be determined as the T-5-day SARON, where “T” shall be the date on which the borrowing rate is determined and “T-5 “shall be the five business days preceding that date.

“HIBOR” refers to the interbank lending rate for Hong Kong Dollars in the Hong Kong Financial Market. In accordance with the banking practice, both parties agree that the pricing benchmark rate rule under this contract shall be defined as T-2-day HIBOR, where “T” refers to the date on which the borrowing rate is determined and “T-2 “refers to the two working days preceding that date.

“SIBOR” refers to the Singapore Interbank Offered Rate in Singapore Dollar only. In accordance with banking practice, the parties agree that the pricing base rate rules under this Contract shall be T-2 Day SIBOR, where “T” refers to the date on which the borrowing rate is fixed and “T-2 “refers to the two business days preceding that date.

“Central Bank RMB Benchmark Deposit Rate” means the RMB benchmark deposit rate published by the People’s Bank of China and applicable on that date.

Among them, “LPR” “SHIBOR” “SOFR” “SOFR Term Rate” “eSTR” “SONIA” “TSRR” “TONA” “SARON” “HIBOR” as determined by the applicable pricing benchmark rate rules under this Contract. The currency and specific values of “SIBOR” and “PBOC RMB Deposit Benchmark Rate” shall be subject to the query results of Industrial Bank’s core system. The date of determining the loan interest rate may be the date of actual issuance of the loan, the date of signing the contract or the date of repricing

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“Loan interest rate” means the loan interest rate pricing formula agreed by the parties hereto and determined in the contract an 囚                                                 The contract execution interest rate is formed by adding or subtracting points on the basis of the pricing benchmark interest rate on the fixing date of the loan interest rate.

4. The term “major transaction” as stipulated in Article 13 hereof refers to (including but not limited to) any certain or potential transaction that will seriously affect the basic structure of the Borrower’s company, the change of shareholders of the Company, contingent liabilities, cash flow, profitability, the Company’s core trade secrets, the Company’s core competitiveness, the Company’s important assets, the Company’s ability to repay its major creditor’s rights and debts, and the performance of the Agreement Transactions of the same capacity, or other transactions considered by the lender and/or the Borrower to constitute significant transactions.

5. The term “material event” as set out in Article 13 hereof refers to (including but not limited to) any confirmed or potential event that will seriously affect the ability of the Borrower’s senior management to perform their duties, the employment and termination of employees engaged in the Company’s core business, the Company’s core trade secrets, the Company’s core competitiveness, the Company’s basic structure, the change of shareholders, the Company’s contingent liabilities and the Company’s deposits Continuation, the legality of the Company’s business, the Company’s stability, the Company’s development, the Company’s profitability, the Company’s ability to repay its debts, the Company’s ability to perform this Contract, and other events deemed by the lender and/or the Borrower to constitute material events.

6. “Working days” in this Contract refers to working days other than legal holidays and weekends in China (excluding Hong Kong, Macao and Taiwan). “Business Day” in this Contract refers to the business day of the Lender’s bank. If a withdrawal or repayment day falls on a non-business day during the performance of this Contract, it shall be postponed to the next business day

Article 2 Loan Amount

The currency and amount in which the lender agrees to grant the loan to the Borrower are set forth in special Agreement 4 ofArticle 23 hereof.

Article 3 Route of loan

The purpose of the loan is set forth in special Clause 5 ofArticle 23 hereof. Without the written consent of the lender, the Borrower shall not use the loan for any other purpose.

Article 4 Term of the Loan

1. The term of the loan shall be set forth in special Clause 6 ofArticle 23 hereof.

2. In case of a one-off loan, the actual date of issuance shall prevail. If the actual date of issuance is later than the date of issuance of the loan mentioned in the preceding paragraph, the maturity date of the loan shall be extended accordingly.

3. The segmented use plan of the loan is set forth in special Clause t ofArticle 23 of this Contract.

The Borrower shall apply to the Lender for withdrawal procedures three working days prior to the date of each installment of withdrawal or at any other time required by the Lender in writing.

If the Borrower fails to withdraw the loan in accordance with the term and amount stipulated above, the Lender shall have the right to require the Borrower to pay liquidated damages in accordance with Article 23 of this Contract. If the borrower belongs to a small or micro enterprise conforming to the provisions of the State system and policies, it shall not be charged liquidated damages under this paragraph.

Iv. The Lender shall pay the loan funds in accordance with Article 7 of this Contract, subject to the withdrawal prerequisites stipulated in Article 6 of this Contract.

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5. The Lender shall have the right to make the payment according to whether the loan meets the provisions of relevant laws, regulations and policies as well as provisions hereof Factors such as pre-conditions for withdrawal, payment conditions of the loan funds, time of signing of the guarantee contract corresponding to this Contract and handling of the guarantee procedures, and other factors deemed necessary by the Lender shall be appropriately adjusted to the segmented use plan of the loan.

6. If the loan is used in batches, each loan date shall be based on the actual release date recorded in the loan notes and loan vouchers, and the same maturity date shall be applied, that is, the maturity date of each loan issued separately shall be the same as determined by the loan notes or loan vouchers of the first loan

7. If the lender receives the loan in advance according to the circumstances agreed herein, the maturity date of the loan shall be deemed to be accordingly advanced.

Article 5 The interest rate and interest on the loan shall be calculated and collected

1. Loan interest rate (referring to the annualized interest rate calculated by the method of simple interest, the same below)

(1) The benchmark interest rate shall be subject to the provisions of special Clause 8 ofArticle 23 of this Contract.

(2) The pricing formula of loan interest rate is set out in special Clause 9 of Article 23 of this Contract.

(3) The interest rate of the loan shall be governed by special Clause 10 ofArticle 23 of this Contract.

(4) The benchmark interest rate for the loan used under this Contract shall be determined on the actual release date (or re-pricing date, if any) of each loan. During the loan period, unless otherwise stipulated in the Contract, the borrower shall not be notified of any adjustment of the loan interest rate in accordance with the contract.

(5) If China or the relevant country/region cancels the pricing benchmark interest rate hereunder, or the market no longer announces the pricing benchmark interest rate, or the regulatory authorities require, the lender shall have the right to determine the pricing benchmark interest rate again in accordance with the interest rate policy of China or the relevant country/region in the same period, in accordance with the principle of fairness and good faith, and with reference to industry practices, interest rate situation and other factors The Lender shall notify the borrower of the loan interest rate. If the borrower disagrees, it should consult with the lender. If no agreement can be reached through consultation within five working days from the date the lender issues the notice, the lender shall have the right to receive the loan in advance and the Borrower shall immediately repay the remaining principal and interest of the loan. If the Lender requires the borrower to sign a supplementary agreement on relevant matters at that time or the state or regulatory policies require the Borrower to do so, the Borrower shall cooperate.

2. Method of repayment of the loan interest

(1) Calculation of interest on loans. Interest on the principal of the domestic and foreign currency loan shall be calculated from the date when the Lender transfers it to the Borrower’s account in accordance with this Contract. Daily accrued interest on Borrowings - Balance of borrowings on that date x daily interest rate. The conversion of daily interest rate and annual interest rate shall be carried out in accordance with the regulations of the People’s Bank of China and international practices.

(2) The repayment method of loan interest shall be subject to the provisions of Article 23 special Agreement Clause 11 of this contract.

3. Penalty interest and compound interest

(1) If the Borrower fails to use the loan according to the purpose agreed herein, the lender shall have the right to charge penalty interest on the misappropriated cash from the date of misappropriation. The penalty interest rate is set out in Article 23 Special Agreement Clause 12 of this Contract; If the borrower fails to repay the loan on time and fails to reach an agreement with the lender on the extension, that is, if the loan is overdue, the lender shall have the right to charge penalty interest on the overdue loan from the overdue date. The total penalty interest rate is set out in special Clause 13 ofArticle 23 of this Contract; For the interest not paid on time (including the interest before and after the maturity of the loan, the misappropriation penalty interest and the total overdue penalty), the lender shall have the right to charge compound interest at the overdue penalty interest rate of the loan as agreed in this contract. If the same loan is overdue and not used according to the purpose agreed in the contract, the penalty interest rate shall be levied

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The higher rate shall be calculated

(2) If the loan interest rate is fixed, the penalty interest rate is also fixed; If the borrowing interest rate adopts a floating interest rate, the penalty interest rate is also a floating interest rate, and its floating cycle is consistent with the floating cycle of the borrowing interest rate.

(3) The calculation and collection ofpenalty interest and compound interest shall be carried out in accordance with the repayment method of loan interest agreed in this contract.

Article 6 Prerequisites for withdrawal

1. The Borrower may apply to the Lender for the loan under this Contract only after meeting the following preconditions for withdrawal required by the Lender:

(1) The Borrower has served the Lender with the following documents, in which the circumstances set forth in the documents remain unchanged and remain valid, or the Borrower has given explanations and explanations on the changes to the satisfaction of the Lender

1. Loan application, the main contents of which include but are not limited to: loan project name, amount, purpose, term, repayment plan and repayment source, etc.;

2. The borrower’s legal and valid business license, articles of association, loan card and password/credit code, the legal representative registered in the administrative department of industry and commerce and the members of the board of directors and the principal person in charge, the list of financial leaders and signature samples, the legal representative or its authorized representative’s valid identity documents, the legal representative or its authorized representative and the relevant natural person agree to the lender Written documents for handling its personal information and other company documents deemed necessary by the Lender;

3. True, legal and valid resolutions of the board of directors or shareholders meeting convened by the Borrower in accordance with legal procedures and approved by a quorum of directors or shareholders, or other documents deemed necessary by the Lender, agreeing to apply for the loan from the Lender under this Contract, specifying the purpose of the loan and accepting various loan conditions required by the Lender;

4. Annual reports of the last three years (with audit reports and notes) approved by the Lender, financial statements of the most recent period and the same period of the previous year, and annual statements of the borrower established less than three years since its establishment;

5. Information of affiliated enterprises;

6. to apply for temporary working capital loans, it is necessary to provide procurement contracts, order contracts, debt certificates and other relevant contracts, vouchers or materials;

7. To adopt the guarantee method of pledge/pledge, it is necessary to provide the certificate of ownership of the pledge/pledge and the appraisal value report, and the registration formalities ofpledge/pledge that should be handled in accordance with relevant laws and regulations have been properly handled, and the original of the relevant certificate of ownership and registration documents have been handed over to the lender for collection in accordance with the lender’s requirements; To adopt a third party guarantee, it is necessary to provide relevant guarantee materials in accordance with the requirements of item 2 to 4 above, and the guarantee contract has taken effect; The above warranties shall remain in effect;

8. If the lender requires insurance on the collateral/pledge, the insurance procedures with the lender as the first beneficiary have been completed and the original insurance policy has been handed over to the lender for collection; And the insurance shall remain in force; If the borrower provides a pledge, the borrower hereby transfers to the lender the right to claim the insurance benefit enjoyed as a result of the occurrence of the insurance event;

9. Enterprises in special industries shall provide production and operation licenses or enterprise capital issued by authorized departments for special industries

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Quality grade certificate;

If either party to this contract requires notarization and other procedures, the relevant notarization procedures have been completed;

11. The Borrower has opened an account with the Lender as required by the Lender and voluntarily accepts the lender’s supervision over credit and payment and settlement;

12. In applying for loans for foreign exchange projects, the borrower shall provide valid proof of the purpose of the foreign exchange loans and the approval of the relevant authorities

In accordance with the relevant foreign exchange control policies;

13. VAT, business tax and income tax returns required by the lender;

14. The Borrower has issued a commitment letter for the use of the credit funds as required by the Lender;

15. The Borrower and the relevant natural person have issued written documents agreeing to the processing of their personal information by the Lender in accordance with the requirements of the Lender;

16. Other documents, statements, vouchers and other materials required by the Lender.

(2) The borrower is established in accordance with law, its production and operation are lawful and in compliance with the law, it has the ability of sustainable operation and has legal sources of repayment

(3) The purpose of the loan is clear and lawful

(4) The statements and commitments made by the Borrower in Article 11 of this Contract shall remain true and effective; No event of default or potential event of default has occurred on or before the loan application date;

(5) the borrower has completed the IOU or loan certificate related to the loan. The IOU or loan voucher is an integral part of this Contract and has the same legal effect as this Contract. If the amount, term and interest rate of the loan under this Contract are inconsistent with those recorded in the IOU or loan voucher, the record in the IOU or loan voucher shall prevail.

(6) The borrower has a good credit standing with no major bad record; If the borrower is a new applicant, its controlling shareholder shall have good credit standing (the borrower shall provide a written document that the controlling shareholder of a natural person agrees with the lender to process its personal information) and no major bad record;

(7) Other preconditions for withdrawal required by the lender.

2. The Lender’s performance of its obligations under this Contract shall be subject to the satisfaction of the preconditions for withdrawal stipulated in this Article. The Lender may, at its sole discretion, reduce or waive some of the conditions precedent to withdrawal, and neither the Borrower nor the guarantor shall use such conditions as a defense against the Lender.

3. The Lender has the right to appropriately adjust the loan issuance according to such factors as whether the financing project meets the provisions of relevant laws, regulations and policies and the pre-conditions for the withdrawal required by the Lender, the time of signing the guarantee contract corresponding to this Contract and the handling of guarantee procedures.

Iv. The Borrower hereby agrees that after the signing of this Contract, if any withdrawal of the Borrower fails to meet the pre-conditions for withdrawal of the loan or the conditions for payment of the loan funds as agreed herein, the Lender shall have the right to stop the loan, stop the payment of the loan funds or terminate the loan Contract, and the liabilities or losses arising therefrom shall be borne by the Lender. The Lender shall notify the lender of the termination of the Contract, and the Borrower shall have an objection period of five working days, upon which the notice of termination shall be delivered to the borrower in the manner agreed herein From the date of payment. If the Borrower does not raise any objection, the Contract shall be automatically terminated upon expiration of the objection period. If the Borrower has an objection but no agreement can be reached between the parties within five working days after the expiration of the objection period, the lender shall have the right to accept the loan in advance as agreed herein.

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5. If upon review by the Lender, the Borrower meets the preconditions for withdrawal as agreed herein, the Lender shall pay the loan funds in accordance with Article 7 hereof.

Article 7 Account monitoring and payment of loan funds

1. Account monitoring

In accordance with the requirements of relevant national laws, regulations and regulatory systems, the borrower undertakes to meet the pre- conditions for withdrawal agreed in the contract before applying for loan issuance, and accept the lender’s supervision over the use of the loan funds according to the agreed purpose. The lender shall have the right to supervise and control the basic deposit account, general deposit account and special deposit account opened by the borrower, and supervise and control the issuance, payment and repayment of the borrowed funds in accordance with the contract.

The special fund withdrawal account designated by the Borrower is set forth in Article 23 Special Agreement Clause 14 of this Contract, and the Borrower shall promptly provide information on the flow of funds in and out of the account.

The lender may, in accordance with the borrower’s credit standing and financing situation, negotiate with the Borrower to sign a separate account management agreement to clearly stipulate the management of the return of funds into and out of the designated account. The lender shall have the right to withdraw the loan in advance according to the borrower’s withdrawal of funds.

2. Payment of the borrowed funds

(1) The lender shall have the right to manage and control the payment ofthe loan funds by means ofthe payment ofthe loan received by the beneficiary or the borrower’s own payment.

1. “Entrusted payment” by the Lender means that the Borrower authorizes the Lender to pay the loan funds to the Borrower’s counterparty meeting the purpose agreed herein.

In the case of entrusted payment by the Lender, before the release of the loan funds, the borrower shall provide relevant transaction information conforming to the purpose agreed herein, and after the lender’s examination and approval, the loan funds shall be paid to the Borrower’s counterparty through the Borrower’s account in time.

Where the Lender is entrusted with the payment method, if the loan funds are returned after the loan funds are paid to the borrower’s counterparty due to the cancellation, rescission, invalidity or other reasons of the underlying transaction contract, the lender shall have the right to receive the loan funds returned in advance in accordance with Article 12 hereof.

2. “Independent payment” by the Borrower means that after the Lender releases the loan funds to the Borrower’s account, the Borrower shall independently pay the funds to the Borrower’s counterparty who meet the purposes agreed herein.

In the case of independent payment by the Borrower, the Borrower shall regularly report to the lender the status ofpayment of the loan funds, and the lender shall have the right to verify whether the payment of the loan is in conformity with the agreed purpose by means of account analysis, voucher inspection and on-site investigation.

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(2) Entrusted payment

Payment of loan funds under any of the circumstances stipulated in Article 15 of the special Agreement of Article 23 of this Contract shall be made in the manner entrusted by the lender.

(3) In the course of the loan issuance and payment, the borrower shall supplement the loan issuance and payment conditions as required by the lender under any of the following circumstances, and the Lender shall have the right to adopt more stringent loan issuance and payment conditions, stop the loan fund issuance and payment, and take corresponding measures in accordance with Article 14, paragraph 2 of this Contract:

1. Decline in credit standing

The profitability of the main business is not strong;

3. Abnormal use of borrowed funds;

4. Circumstances considered by other lenders.

Article 8 Total repayment of the loan principal

1. The principal of the loan hereunder shall be repaid in the manner specified in Article 23 of this Contract.

2. The Borrower shall repay the loan principal and interest hereunder to the Lender in full and on time on the repayment date and interest payment date as agreed herein.

3. If the repayment date falls on a non-lender’s business day, the repayment shall be deferred to the next Lender’s business day, and the non- lender’s business day shall be included in the actual days occupied by the loan. When the Borrower repays the principal of the last installment of the loan, the interest payable shall clear with the principal and shall not be bound by the interest payment date as agreed in Article 5 of this

Contract.

4. If the Borrower fails to repay the loan under the Loan contract on time and needs to extend the repayment period, it shall submit a written application for extending the loan period to the Lender in advance in accordance with the provisions of Article 23 Special Agreement Clause 17 hereof. Upon the lender’s examination and approval, both parties shall sign a Loan Extension Contract as a supplementary contract to this Contract.

5. Repayment in advance

The Borrower shall repay the loan principal and interest on the date agreed herein.

If the Borrower wishes to repay the principal and interest of the loan in part or in whole in advance, it shall notify the lender in writing in accordance with the provisions of Special Agreement Clause 18 of Article 23 hereof and obtain the lender’s written consent. After the borrower has repaid part of the principal and interest of the loan in advance with the lender’s written consent, the Borrower shall negotiate with the lender to determine the number of repayment periods, time and amount of repayment thereafter. The interest on the loan principal repaid in advance shall be calculated according to the actual term of use and the loan interest rate agreed in this contract. The lender shall not adjust the interest on the loan that has been accrued before the repayment in advance.

If the borrower demands repayment in advance, the lender shall have the right to require the borrower to pay liquidated damages in accordance with the provisions of Article 18 of the special Agreement in Article 23 of this Contract. If the borrower belongs to a small or micro enterprise conforming to the national system, policies and other provisions, the borrower shall not be charged liquidated damages under this paragraph.

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6. If the Borrower fails to perform its obligations as agreed herein, the Borrower hereby irrevocably authorizes the Lender to deduct the receivables directly from any account opened by the Borrower at the Lender and all branches and subsidiaries of Industrial Bank without going through judicial procedures, including but not limited to the principal and interest of the loan (including principal, interest, penalty interest and compound interest) or breach of contract Gold, damages, lender’s fee to realize the claim, etc. The Borrower agrees that the Lender has the right to decide the specific order of payment. If the currency of the money in the account is inconsistent with the currency of the loan, the Lender has the right to convert the money into the currency of the loan according to the middle price announced by the Lender on the date of payment. If any account stipulated in this paragraph involves financial management products or structured deposits, the Borrower hereby irrevocably authorizes the Lender to directly initiate the relevant payment on its behalf The Borrower shall provide all necessary cooperation in applying for the redemption of the products or taking other necessary measures to ensure the smooth collection of the above-mentioned funds by the lender

Article 9 Guarantee

1. The guarantee contract of this contract is set forth in Special Agreement Clause 19 of Article 23.

2. In addition to the aforesaid signed guarantee contract, in the event of exchange rate fluctuations or any other event that the Lender considers may affect the Borrower or the guarantor’s ability to perform the Agreement, the Lender shall have the right to require the Borrower to supplement the deposit or provide new guarantee and sign the relevant guarantee contract, and the Borrower shall cooperate as required by the Lender.

3. The Lender shall have the right to suspend performance of the loan and other obligations hereunder before the completion of the guarantee contract and the completion of the guarantee procedures.

Article 10 Rights and obligations of both parties

1. Rights and Obligations of the Lender

(1) Rights of the lender

1. The right to require the borrower to provide true information, including personal information;

2. The right to require the borrower to repay the principal and interest of the loan on schedule;

3. the right to require the borrower to provide various materials related to the loan;

4. the right to know the borrower’s production, operation and financial situation;

5. Have the right to supervise the Borrower’s use of the Loan in accordance with the purposes agreed herein;

6. Have the right to supervise the use of the loan and make requests

7. Where the borrower bears multiple debts of the same type to the lender, if the payment of the borrower is insufficient or likely to be insufficient to repay all the debts, the lender shall determine the specific order of repayment or collection at the time of repayment;

8. The Borrower shall have the right to deduct the principal and interest of the loan (including principal, interest, penalty interest and compound interest), liquidated damages, damages and the lender’s expenses for realizing the creditor’s rights directly from any account opened by the Borrower at the Lender and all branches and subsidiaries of Industrial Bank without going through judicial procedures. The Borrower agrees that the Lender shall have the right to determine the specific order of collection, if the currency of the money in the account is the same as that of the borrower If the currency of the loan is inconsistent with that of the loan, the Lender shall have the right to convert the currency of the loan into the middle price announced by the lender on the date of collection and deduct the loan; If any of the accounts stipulated in this paragraph involve products such as financial management products or structured deposits, the Borrower hereby irrevocably authorizes the Lender to directly initiate an application for redemption of the relevant products on behalf of the Lender or take other necessary measures to ensure that the Lender can smoothly deduct the above-mentioned funds;

9. The Lender shall have the right to transfer all claims and security interests hereunder to a third party at any time without the consent of the Borrower. Where the Lender transfers the loans and security interests hereunder, the Borrower shall still assume all obligations hereunder;

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10. If the Borrower fails to repay the principal and interest of the loan in accordance with the contract, or fails to implement the repayment of the principal and interest, or violates any of the obligations agreed herein, the Lender shall have the right to submit the information of the Borrower’s breach of trust to the People’s Bank of China and its credit investigation institutions and credit investigation systems established or approved by the Borrower, or to banking associations, banking supervisory institutions or other administrative/judicial/supervisory departments and their established or approved letters The lender shall submit and disclose the information to the interest management system or the news media, and take legal measures such as settlement, litigation and arbitration, or applying to notarial institutions for issuing execution certificates. At the same time, it may take or jointly with other banking financial institutions to reduce or stop credit granting, stop opening new settlement accounts, stop the legal representative of the borrower/new credit cards of the borrower and other joint punishment and rights protection measures against dishonesty;

11. Have the right to unilaterally decide to receive loans in advance according to the borrower’s fund recovery situation;

12. The debtor has obligations when exchange rate fluctuations and other circumstances that the creditor considers may affect the security of its creditor’s rights Security creditors require additional margin and other pledge guarantees, or implement other risk mitigation measures recognized by creditors; 13. The creditor shall be entitled to other rights stipulated by laws, regulations and rules or agreed in this contract.

(2) Obligations of the lender:

1. Disburse and pay the loan funds as agreed herein;

2. Keep the Borrower’s debts, finance, production and operation confidential, except in the following circumstances:

(1) provisions of laws and regulations;

(2) provisions or requirements of regulatory authorities;

And (3) disclosure to the lender’s partner, etc.

2. Rights and obligations of the Borrower

(1) The Borrower has the following rights:

1. The Borrower shall have the right to withdraw and use all the loans as agreed herein;

2. Have the right to require the Lender to keep confidential the information provided by it in accordance with the provisions of this Contract.

(2) Obligations of the borrower

1. The Borrower shall truthfully provide the documents and materials required by the lender, including all the opening banks, account numbers, deposit and loan balances and relevant personal information, and cooperate with the lender’s investigation, review and inspection;

2. Accept the lender’s supervision or inspection of its use of credit funds and related production, operation and financial activities, and promptly take reasonable measures in response to the lender’s suggestions or requirements;

3. It shall use the loan for the purposes agreed herein, not for other purposes, and guarantee that it shall not be used for investment in fixed assets; No loan shall be used for equity investment; Not used in fields and purposes whose production/business is prohibited by the state; Do not borrow money to speculate or invest in stocks, securities, futures, wealth management products and other financial products; Do not borrow money to buy real estate or engage in/invest in real estate, etc.; Do not borrow money to engage in business or mutual lending activities between enterprises and individuals; Do not borrow money to seek illegal income; Not to extract credit funds by illegal means, nor crowd out or misappropriate loans by other means; Not to borrow money to engage in other illegal activities or other fields that violate the laws and policies of the State; And do not borrow money to engage in areas that are prohibited by regulators from accessing bank credit funds;

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4. Accept the lender’s monitoring of the borrower’s account and the management of loan fund payment in accordance with Article 7 hereof;

5. The Borrower shall repay the principal and interest of the loan in full and on time as agreed herein;

6. Without the written consent of the Lender, the debts hereunder shall not be transferred in whole or in part to any third party;

7. Not reduce the registered capital in any way; Shall not extend the subscription period for registered capital without the written consent of the lender;

8. Before the occurrence of merger, division, equity transfer, foreign investment, substantial increase in debt financing and other major events, the Borrower shall notify the lender in writing at least 30 working days in advance and obtain the Lender’s written consent, and actively implement the safeguard measures for repayment of the loan on time and in full as required by the Lender. The aforesaid major matters shall include but not be limited to:

(1) Applying for loans or liabilities from a third party such as a bank, or providing loans to a third party, or providing guarantees for the debts of a third party to substantially increase debt financing, which affects or may affect the repayment of the principal and interest of the loan;

(2) major property rights changes and business mode adjustments (including but not limited to signing joint ventures and cooperation contracts with foreign investors and Hong Kong, Macao and Taiwan enterprises; Cancellation, closure, suspension of production or transfer of production; Division, merger, merger or being merged; Reorganization, formation or reconstruction into a joint-stock company; Foreign investment; Taking fixed assets such as houses, machinery and equipment or intangible assets such as trademarks, patents, know-how and land use rights as shares or investing in joint stock companies or investment companies, and conducting property rights and management rights transactions by means of leasing, contracting, joint management and trusteeship);

(3) The change of the equity to the condition specified in Article 23 of this Contract.

9. The Borrower shall notify the Lender in writing within 2 working days from the date of occurrence or possible occurrence of the following circumstances, and actively implement the safeguard measures for repayment of the principal and interest of the loan on time and in full as required by the Lender:

(1) Major financial loss, asset loss or other financial crisis occurs;

(2) business suspension, revocation or cancellation of business license, application for or being applied for bankruptcy, dissolution, etc.;

(3) there is a major crisis in the operation or finance of its controlling shareholder or other affiliated companies, which affects its normal operation;

(4) The borrower’s legal representative, director or senior management personnel changes, affecting its normal operation;

(5) The equity of the guarantor is changed to meet the special provisions of Article 23 of this Contract

(6) Major related transactions occur between the borrower and its controlling shareholder or other affiliated companies, affecting its normal operation;

(7) any litigation, arbitration or criminal or administrative punishment that has significant adverse consequences on its business or property status;

And (8) other major events that may affect its ability to repay its debts occur.

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10. At the request of the Lender (which requires advance notice to the Borrower in a reasonable manner, unless such advance notice is not required as a result of the occurrence of an event of default or potential event of default or due to certain circumstances), a representative of the Lender is permitted to engage in the following activities during normal business hours:

(1) visit the place where the Borrower carries out its business activities;

(2) inspect the Borrower’s premises, facilities, plants and equipment;

(3) to inspect the Borrower’s book records and all other records;

And (4) inquire of any employee, agent, contractor or subcontractor of the Borrower who knows or may know the relevant information required by the Lender.

The Borrower undertakes to maintain its current assets and net assets, ratio of assets to liabilities, ratio of assets to liquidity and other financial conditions within the scope of Clause 22 of the special agreement in Article 23 of this Contract during the loan period.

12. The Borrower must sign and receive the collection letter or collection document sent or delivered by the lender to the Borrower in any other way and return the receipt to the lender.

Article 11 Declarations and undertakings of the Borrower

The Borrower voluntarily makes the following declarations and commitments, and shall bear legal responsibility for the authenticity of their contents:

1. The Borrower is a legal entity established and validly existing in accordance with the laws of the People’s Republic of China and has full capacity for civil conduct. The Borrower warrants to provide relevant certificates, licenses and other documents required by the lender as required by the lender.

2. The Borrower has sufficient ability to perform all its obligations and responsibilities under this Contract and shall not be relieved or exempted from its repayment liability due to any instruction, change of financial status or any agreement signed with any entity.

3. The Borrower is fully authorized and legally entitled to sign this Contract. The Borrower has obtained and completed all its internal approvals and authorizations or other relevant procedures required for signing and performing this Contract, and has obtained and completed all necessary approvals, registration, authorizations and consents from any government department or other authority required for signing and performing this Contract License or other relevant procedures, and all approvals, registration, consent, authorization and other relevant procedures required for the execution of this Contract shall remain fully legal and effective.

Iv. The signing of this Contract by the Borrower is in full compliance with the relevant articles of association, internal decisions of the Borrower and the resolutions of the shareholders’ meeting and the Board of directors, and the Borrower undertakes that such internal decisions, the shareholders’ meeting and the resolutions of the Board of directors are in full compliance with the provisions of national laws and regulations and the articles of Association of the Company, and are not invalid, invalid or voidable, and this Contract is not in conformity with any articles of association, internal decisions of the Borrower, the shareholders’ meeting and the board of directors The resolutions of the board of Directors and the policies of the Borrower are in conflict with or contrary to them.

5. The signing and performance of this Contract is based on the true intention of the Borrower. The loan financing shall comply with the requirements of laws and regulations, and the execution and performance of this Contract shall not violate any laws, regulations, regulations or contractual agreements binding on the Borrower. This Contract is legal, valid and enforceable. If this Contract is invalid due to the defects of the Borrower’s rights when signing and performing this Contract, the Borrower shall immediately and unconditionally compensate the lender for all losses

Vi. All documents, financial statements and other materials provided by the Borrower to the Lender under this Contract are true and valid.

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Complete, accurate and valid, and continuously maintain all financial indicators required by the Lender.

7. The Borrower agrees that the loan business under this Contract shall be governed by the Lender’s regulations, practices and practices. The Lender has the right to callback the loan in advance according to the borrower’s withdrawal of funds.

8. Where the borrower bears multiple debts of the same type to the lender, and the borrower’s payment is insufficient or likely to be insufficient to repay all the debts, the lender shall determine the specific order of repayment or collection.

9. If the Borrower fails to perform its obligations as agreed herein, the Borrower hereby authorizes the Lender to deduct the principal and interest of the loan directly from any account opened by the Borrower with the Lender and all branches and subsidiaries of Industrial Bank without going through judicial procedures (including principal, interest, interest and compound interest), liquidated damages, damages and expenses incurred by the Lender for fulfilling the creditor’s rights. The Borrower agrees that the Lender has the right to determine the specific order of deduction. If the currency of the money in the account is inconsistent with the currency of the loan, the Lender shall have the right to convert the money into the currency of the loan according to the middle price announced by the lender on the date of collection. If any account stipulated in this paragraph involves financial products or structured deposits and other products, the Borrower hereby irrevocably authorizes the Lender to directly initiate an application for redemption of the relevant products or take other necessary measures to ensure If the Lender successfully deducts the above-mentioned funds, the Borrower shall provide all necessary cooperation.

10. If the Borrower submits any documents relating to a specific transaction to the Lender for review, whether before or after the execution of this Contract, and the Borrower warrants the authenticity of all documents, the Lender will only make a decision on the apparent authenticity of the transaction documents, and the Lender will not participate in, know about, or bear any responsibility for the actual nature of the specific transaction undertaken by the Borrower.

11. The Borrower confirms that, in addition to the circumstances already disclosed to the Lender in writing, the Borrower has not concealed any of the following events that have occurred or are about to occur which may cause the Lender to disapprove of the disbursement of the loan hereunder:

(1) liabilities contingent upon the Borrower, including but not limited to any mortgages, pledges, liens and other obligations on the Borrower’ s assets or earnings that are not disclosed to the Lender;

(2) major violations of discipline, law or claims involving the Borrower or the Borrower’s main managers;

(3) the borrower breaches the contract of creditor’s rights and debts between the borrower and any other creditor;

(4) no lawsuit, arbitration or administrative penalty against the Borrower or its property has occurred or exists pending or to the Borrower’s knowledge is likely to occur, and no liquidation or liquidation or other similar proceedings have occurred against the Borrower, whether on its own initiative or by a third party;

(5) Other circumstances that may affect the financial position and solvency of the borrower.

12. The Borrower undertakes to use the loan for the purposes set forth herein and not to misappropriate or use it for any other purpose contrary to the purposes set forth herein. The Borrower undertakes to accept and cooperate with the Lender at any time in the management of loan payment, post-loan management and relevant inspection, and cooperate with the Lender in the supervision, inspection and inventory of the Borrower’s use of the borrowed funds, the borrower’s production and operation, financial activities, material inventory, assets and liabilities, bank deposits, cash inventory, etc., or other requirements deemed necessary or appropriate by the Lender

13. To provide sufficient, effective and acceptable guarantees approved by the Lender or other acceptable guarantees deemed appropriate by the Lender. If the guarantee under this contract involves real estate mortgage, the borrower shall, upon becoming aware of the information that the mortgaged house will be demolished

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The Borrower shall fulfill the obligation of notification to the lender in a timely manner; Where the mortgaged house is demolished and relocated, the lender shall have the right to require the borrower to pay off the debts in advance, or re-set the mortgage and sign a new mortgage agreement. After the original mortgaged real estate is lost but before the registration of the new mortgage is completed, the lender shall provide a guarantee by the guarantor with the conditions for guarantee; For the real estate demolished and relocated that is compensated by way of compensation, the borrower shall be responsible for requiring the mortgagor to continue to provide guarantee for the main creditor’s right by opening a special deposit account or certificate of deposit

14. The borrower shall not reduce its registered capital by any means. The Borrower shall not transfer the debts hereunder in whole or in part to any third party without the Lender’s prior written consent. Before the debts under this Contract are fully repaid, no debts between the Borrower and other creditors (except other branches of Industrial Bank) shall be repaid in advance without the written consent of the Lender.

15. Timely notify the Lender of any major adverse event affecting the Borrower’s ability to repay its debts, and obtain the lender’s written consent before any major event such as merger, division, equity transfer, foreign investment, substantial increase in debt financing, etc.

16. If litigation or arbitration or other disputes arise between the Lender and the Borrower or any third party related to the Borrower due to the Lender’s performance of its obligations hereunder, resulting in the Lender being forced to be involved in the dispute between the Borrower and any third party, the litigation or arbitration costs, attorney’s fees and other expenses incurred by the Lender as a result shall be borne by the Borrower.

17. The Borrower shall conduct the settlement business under this Contract through the settlement account opened with the Lender.

18. The Borrower undertakes that the information publicized in the National Enterprise Credit Information Publicity System is true, complete, legal and effective, and undertakes to continue to agree with the Lender to inquire the information that the enterprise chooses to publicize and not publicize in the system. If the lender requires capital verification, the Borrower agrees to carry out capital verification in accordance with the lender’s requirements and provide a capital verification report issued by a professional institution.

Xix. The Borrower hereby declares and authorizes that the lender has the right to conduct necessary investigations into the borrower’s credit status in accordance with national laws and regulations and relevant policies, including inquiring the borrower’s credit information into the financial credit information basic database established by the State, and providing relevant credit information to the national financial credit information according to the needs of the People’s Bank of China for the credit investigation of construction enterprises and individuals The basic database shall be submitted, and the relevant information shall be lawfully checked within the scope of authorization.

20. The Borrower hereby declares and authorizes that the Lender has the right to submit the information related to this Contract and other relevant information to the above-mentioned departments andinstitutions and their established or recognized information management systems as required by administrative/judicial/supervisory departments, banking regulators, banking associations and other relevant information, and hereby permits the relevant information to be legally checked.

21. In the event of the Borrower’s default under this Contract or the occurrence of circumstances that may jeopardize the Lender’s realization of its creditor’s rights, the Lender shall have the right to require the shareholder of the Borrower to accelerate the maturity of its obligation to make capital contribution, and the Borrower undertakes that its shareholder shall make capital contribution in time as required by the Lender. The Lender shall have the right to ask the Borrower and its shareholders not to pay dividends.

22. The Borrower undertakes that the transaction background of the loan business is true and legal, and that it is not used for money laundering or other illegal purposes

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Yes.

23. Where the Borrower hereby irrevocably undertakes to violate any of its obligations hereunder, the Lender may submit the information of the Borrower’s breach of trust to the People’s Bank of China and the credit investigation institutions and credit investigation systems established or approved by the Lender, or to banking associations, banking supervisory institutions or other administrative/judicial/supervisory departments, as well as the information management systems established or approved by the Lender or to the news media And disclosure.

At the same time, the borrower irrevocably authorizes the relevant banking association to share the borrower’s faithless information among banking financial institutions and even publicize it to the public through appropriate means

The Borrower understands that the Lender has the right to take various measures in accordance with this Contract, and that the Lender has the right to take or the banking financial institutions such as the lender have the right to jointly take such measures as reducing or suspending the credit extension, stopping the opening of new settlement accounts, and stopping the issuance of new credit cards by the Borrower’s legal representative/Borrower, etc.

24. Other matters declared and promised by the Borrower are set forth in Article 23 Special Agreement Clause 23 hereof.

Article 12 Loan collection in advance

1. During the term of the loan, if the borrower or the guarantor (including but not limited to the guarantor or the mortgagor or the pledgor, the same below) occurs in any of the following circumstances, the lender has the right to unilaterally decide to stop paying the loan that has not been used by the borrower, and to withdraw part or all of the principal and interest of the loan in advance, and to repay the loan in installments The loan that is not yet due shall be deemed to be due in advance:

(1) Providing false materials or concealing material operating financial facts, any certificates and documents submitted to the Lender and any of the statements and undertakings in Article 11 hereof are proved to be untrue, inaccurate, incomplete or intentionally misleading;

(2) Without written consent of the lender, changing the original purpose of the loan, misappropriating the loan or engaging in illegal or illegal transactions with the loan;

(3) using a false contract with a related party to discount or pledge the creditor’s rights such as bills receivable and accounts receivable without actual trade background to the lender, so as to extract the lender’s funds or credit;

(4) refusing to accept the lender’s supervision and inspection of its use of credit funds and related business and financial activities;

(5) Major events such as merger, division, acquisition, reorganization, equity transfer, overseas investment, substantial increase in debt financing, which the lender considers may affect the security of the loan;

(6) intentionally evading and annulling the creditor’s rights of the lender through connected transactions;

(7) deterioration of its credit standing and obvious weakening of its solvency (including contingent liabilities);

(8) The borrower or the borrower’s affiliated enterprises and the guarantor or the guarantor’s affiliated enterprises are in cross default as stipulated in Article 15 of this Contract;

(9) The borrower fails to repay the principal and interest of the loan under this Contract on time;

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(+) The borrower ceases to pay its debts, or is unable or indicates that it is unable to pay its debts as they become due;

(11) The borrower ceases business operation, ceases business operation, is declared bankrupt, dissolved, has its business license revoked, is revoked or its financial condition deteriorates;

(12) The Borrower fails to perform the obligations set forth in Articles 10 and 13 hereof and other obligations set forth herein, or the guarantor fails to perform the obligations set forth in the guarantee contract;

(13) The value of the mortgaged or pledged property used for the guarantee has been or may be significantly reduced, or the rights pledged must be fulfilled before the maturity of the loan;

(14) The abnormal change, disappearance or investigation or restriction of personal freedom by judicial organs of legal representatives of the borrower or guarantor, major investors, directors, supervisors and senior managers, which has or may affect the performance of obligations hereunder;

(15) The Borrower/guarantor, the controlling shareholder of the Borrower/guarantor, the actual controller or its affiliates are involved in major litigation, arbitration or other disputes, or its major assets are seized, frozen, deducted, enforced or other measures with similar effect are taken, which may endanger or damage the rights and interests of the lender;

(16) Events otherwise agreed in this Contract, or in light of the Borrower’s withdrawal of funds, or other events that endanger, damage or may jeopardize or damage the Lender’s rights and interests.

2. In case of the above situation of early loan collection, the lender shall unilaterally decide whether to grant the borrower a certain grace period in light of the situation such as the operation of the loan, its financial status and the withdrawal of funds. Where the lender gives the borrower a grace period, if the borrower fails to take remedial measures within the grace period or the remedial measures taken do not meet the requirements of the lender, the lender has the right to unilaterally decide to accept the loan in advance; The lender may also directly decide to accept the loan in advance without giving the borrower a grace period

3. In case of early loan collection, the Lender shall have the right to take appropriate measures in accordance with Article 14, paragraph 2 hereof. Article 13 The borrower has the obligation to disclose major transactions and major events to the lender

1. The Borrower shall promptly report to the Lender in writing the major transactions and major events occurring to the Borrower.

2. If the Borrower is a Group customer, the Borrower shall timely report to the lender related transactions of more than 10% of the Borrower’s net assets in accordance with relevant regulations, including but not limited to:

(1) The related relationship of the parties to the transaction;

(2) the items and nature of the transaction;

(3) the amount of the transaction or its corresponding proportion;

And (4) pricing policies (including transactions with no amount or only a nominal amount).

3. If there is a major change in the basic conditions of the contract which could not be foreseen at the time of signing the contract and is not a commercial risk, and it is necessary to renegotiate, the lender shall be promptly notified within three working days after the change takes place.

Article 14 Liability for breach of Contract

1. After this Contract comes into force, both the borrower and the lender shall perform their obligations under this contract. If either party fails to perform or fails to fully perform its obligations under this contract, it shall bear the corresponding liabilities for breach of contract.

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Ii. In the event that the Borrower fails to use the loan for the purposes agreed herein, pay the loan funds in the manner agreed herein, fails to comply with the statements and commitments, distortion of information in the loan application documents, breach of the agreed financial indicators, occurrence of material cross-default events or other failure to perform any provision hereof, the Lender shall have the right to take one or more of the following measures:

(1) Require the Borrower to correct the breach within a time limit

(2) To stop issuing loans that have not been issued under this contract, and to stop paying the loan funds that have not been paid under this Contract;

(3) Require the Borrower to provide additional loan issuance and payment conditions that meet the requirements of the lender or cancel the borrower’s use of the loan in the mode of “autonomous payment”;

(4) a unilateral decision to prematurity all or part of the debt;

(5) Unilaterally terminate or rescind this Contract, requiring the Borrower to pay off the principal and interest of the loan due or not due, and pay or compensate for the relevant losses;

(6) requiring the Borrower to pay the overdue penalty interest if the loan is overdue; If the borrower misappropriates the loan, demand the borrower to pay the misappropriation penalty interest; Require the borrower to pay compound interest on outstanding interest (including interest before and after maturity, misappropriation penalty and late penalty);

(7) requiring the borrower to add or replace the surety, the collateral or the right to pledge;

(8) enforcing or fulfilling any right under any security in relation to the loan;

(9) directly deduct payments from any account opened by the Borrower at the Lender and all branches and subsidiaries of Industrial Bank without judicial procedures, or entrust the bank opening the borrower’s account to deduct payments from its account, including but not limited to the principal and interest of the loan (including principal, interest, penalty interest and compound interest), liquidated damages, damages and expenses incurred by the lender for realizing the creditor’s rights, etc. , the borrower The Borrower agrees that the lender shall have the right to decide the specific order of deduction and collection. If the currency of the money in the account is inconsistent with the currency of the loan, the Lender shall have the right to convert the money into the currency of the loan according to the middle price published by the lender on the day of deduction and collection; If any account stipulated in this paragraph involves financial products or structured deposits and other products, the Lender has the right to directly initiate an application for redemption of the relevant products on behalf of the lender or take other necessary measures to ensure that the lender can smoothly deduct the above-mentioned funds;

(+) initiate litigation, arbitration or apply to a notary institution for issuing a certificate of execution, requiring the borrower to pay off the principal and interest of the loan, and the expenses incurred by the creditor to realize the creditor’s rights shall be borne by the borrower;

(11) The Lender is entitled to seize or place a lien on any movable or immovable property, tangible or intangible property of the Borrower that is under the Lender’s control and possession or to take such other measures as the Lender thinks fit;

(12) The Lender has the right to submit and disclose the borrower’s default and faithless information to the People’s Bank of China and its credit investigation institutions and credit investigation systems established or approved by the Lender, or to banking associations, banking supervision institutions or other administrative/judicial/supervisory departments, as well as to the information management systems established or approved by the Lender or to the news media, and may also adopt or jointly with other banking financial institutions to make adjustments or reductions Or stop granting credit, stop opening new settlement accounts, stop issuing the borrower’s legal representative/borrower’s new credit card and other joint punishment and rights protection measures for breach of trust;

(13) other measures prescribed by laws and regulations or agreed in this contract or deemed appropriate by the Lender.

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3. If the Lender fails to provide the loan on the agreed date and amount in accordance with the preconditions for withdrawal and payment of the loan funds stipulated herein, and thus causes losses to the Borrower, it shall compensate the borrower for the direct economic losses caused thereby. However, in any case, the Lender shall not be liable for any foreseeable or unforeseeable indirect losses incurred by the Borrower.

Iv. In the course of performance hereof, if the village materials provided by the Borrower are untrue, inaccurate, incomplete or have other defects, the Lender shall not be held liable for any error or delay in payment of the entrusted payment by the Lender, or for any other losses incurred by the Borrower in violation of provisions hereof.

5. The Lender shall not be liable for any disputes or other losses arising from the freezing of the loan issuance account or the account of the payment object as agreed herein or for any other reasons.

Vi. The Lender shall have the right to take measures in accordance with paragraph 2 of this article if the guarantor (i. e. the guarantor, mortgagor or pledgor) hereunder occurs under the following circumstances:

(1) The guarantor fails to perform the terms of the guaranty contract, or the credit status deteriorates, or other events occur that weaken the guaranty ability;

(2) The mortgagor fails to perform the terms of the mortgage contract, or intentionally damages the mortgaged property, or the value of the mortgaged property may or has been

After significant reduction or other events prejudicial to the mortgaged property of the lender;

(3) the pledgor fails to perform the provisions of the pledge contract, or the value of the pledged property has been or may be significantly reduced, or the pledged right must be fulfilled before the repayment of the loan, or other events that impair the lender’s right ofpledge

Article 15 Cross Breach of Contract

Under any of the following circumstances, the Borrower or its affiliated enterprises or its underwriters or its affiliated enterprises shall be deemed to be in breach of this Contract at the same time, and the Lender shall have the right to receive the loan in advance in accordance with Article 12 hereof and require the Borrower to bear the liability for breach of contract in accordance with Article 14 hereof:

(1) Any loan, financing or debt is or may be in default or is declared to be due ahead of schedule;

(3) the failure or likelihood of failure to perform any obligation or similar obligation;

(3) failure to perform or breach any legal document or contract relating to security of debt or other similar obligations, or the possibility of failure to perform or breach;

(d) there is or will be an inability to repay maturing debts or maturing borrowings/financing

(5) being declared bankrupt or about to be declared bankrupt through legal proceedings; (6) transferring its assets or property to other creditors; And (t) other circumstances that endanger the security ofthe principal and interest of the loan hereunder.

Article 16 Continuity of obligations

All obligations of the Borrower hereunder shall be of a continuous nature and shall be fully and equally binding on its successors, agents, receivers and assigns and their entities after merger, reorganization, change of name, etc.

Article 17. Accelerated maturity clause ofprincipal and interest

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The Borrower agrees that in the event of the Borrower’s failure to perform the statement and undertaking made in Article 11 hereof or the Borrower’s failure to perform any of its obligations hereunder, the Lender shall have the right to determine that any other obligation of the Borrower to the Lender, including the repayment of all principal and interest (including penalty interest and compound interest) due and not due hereunder, shall immediately become due.

Article 18 Right of subrogation

The Borrower hereby specifically affirms that regardless of whether the Lender’s claims are due or not, the Borrower’s claims or the collateral rights relating to such claims are about to expire during the statute of limitations or fail to timely declare the bankruptcy claims, or the borrower defaults or fails to repay the Lender the advances (including but not limited to principal, interest and expenses, etc. ) that have reached the repayment period will affect the Lender In the case of the realization of the creditor’s rights, the lender shall have the right to exercise the right of subrogation in respect of any creditor’s rights, accounts receivable and other property rights and interests of the borrower against a third party, as well as contingent rights related to the foregoing rights, including but not limited to the right of subrogation to the borrower’s counterpart to request the borrower to perform the borrower’s obligations, report to the insolvency representative or take other necessary actions, and the borrower shall waive all resistance Dispute.

Article 19 Application of law, jurisdiction and dispute resolution

1. The conclusion, effectiveness, performance, termination, interpretation and dispute resolution of this Contract shall be governed by the laws of the People’s Republic of China (for the purpose of this Contract, excluding the laws of the Hong Kong Special Administrative Region, the Macao Special Administrative Region and the Taiwan Region).

2. Any dispute arising out of this Contract shall be settled by the Borrower and the lender through friendly negotiation. If no agreement can be reached through friendly negotiation, both parties shall agree to settle the dispute in the manner specified in Article 23, Article 24 hereof.

3. During the period of dispute, the provisions of this Contract that do not involve the disputed part shall still be performed.

Article 20 Exchange of documents, correspondence and notices

1. The Borrower agrees and confirms that the address specified in Article 25 of the special Agreement ofArticle 23 hereof shall be used as the notice under this Contract and relevant litigation (arbitration), notarization and other legal documents (including but not limited to various notices and documents of the contracting parties) in case of disputes; The bill of complaint (or arbitration application) and evidence, summons, notice of response, notice of evidence, notice of opening, order of payment, judgment (award), award, mediation, execution notice, notice of time limit performance and other litigation or arbitration proceedings, procedures for realizing the security interest and legal documents at the execution stage served by the court or arbitration; All kinds of notices and legal documents served by notary agencies) service address, and further with the lender, notary agencies, courts and other judicial organs as well as other notices and legal documents are entitled to choose paper or electronic service, including electronic service methods including but not limited to E- mail, China trial process Information Disclosure network, national unified service platform, local or specialized The court network service platform and the electronic network platform and electronic APP of the deliverer, etc

2. The applicable period of the address of service stipulated in paragraph 1 of this article includes the non-litigation stage, the first instance, the second instance, the retrial, the execution, the procedure of realizing the security interest, the supervision procedure and the compulsory execution of notarization, etc., after the dispute enters into arbitration, the litigation procedure

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At all stages, if the above service address is changed, the borrower shall notify the lender in writing in advance (during the litigation or arbitration period, it shall also notify the arbitral tribunal or court in writing in advance, and if it has handled the compulsory execution notarization, it shall also notify the original notarial institution in writing) to re-confirm the service address and obtain the receipt. If no notice is given in advance, the address shall be deemed to have not been changed and the Borrower shall bear the corresponding legal consequences. The address for service stipulated in the first paragraph of this Article shall still be deemed to be the effective address for service.

3. Any document, communication, notice and legal instrument, provided it is sent at any of the addresses specified in paragraph 1 of this Article, shall be deemed to have been served on the following dates (service to a designated collection agent shall be deemed to have been served on me):

(1) by post (including speedpost, regular mail or registered post), on the fifth working day after the date of Posting;

(2) by fax, E-mail, SMS, wechat, Q0 or other electronic mailing address, the date of sending shall be deemed the day of service;

(3) If the service is delivered by person, the date on which it is signed by the recipient shall be deemed as the day of service. If the addressee refuses to accept the document, the sender may record the process of service by taking photos or video, and leave the document in lien, which shall also be deemed to have been served.

4. Where the address for service provided or confirmed by the Borrower is inaccurate or untrue, or the borrower fails to promptly notify the other party, the arbitration institution, the people’s court or the notary institution after the change of the address for service, resulting in no actual service, the borrower shall bear the corresponding legal consequences and shall be deemed to have been effectively served:

(1) In the event of service by post, the date on which the document is returned shall be deemed as the date of service;

(2) If the service is served by hand, the date on which the sender records the information on the return certificate of service on the spot shall be the date of service;

(3) If the service is served by electronic means, the date of dispatch shall be the date of service.

5. The Lender shall take the domicile specified in the contract as the address for service. Where the Lender sends a notice in the form of an announcement on its website, online banking, telephone banking or business outlets, the date of publication of the announcement shall be deemed as the date of service. Under no circumstances shall the Lender be liable for any errors, omissions or delays in transmission by mail, fax, telephone or any other communication system.

6. The Parties agree that the official seals of the company, office seals, special seals for finance, special seals for contracts, special seals for receipt and delivery and special seals for credit business of the Lender shall be valid seals for notification or communication, service of legal documents and correspondence between the parties. All staff members of the Borrower’s unit shall be authorized to sign and receive documents, communications and notices.

7. This Treaty shall be defined as an independent clause in the contract and shall not be affected by the validity of this Contract and other clauses hereof.

Article 21 Validity of the Contract and other matters

1. This Contract shall come into force upon being signed, sealed or finger-stamped by both parties.

2. During the effective term of this Contract, any indulgence, grace or delay granted by the Lender to the Borrower or the guarantor shall not prejudice, affect or limit all rights and interests enjoyed by the Lender under relevant laws and this Contract, and shall not be deemed as a waiver by the Lender of rights and interests hereunder, nor shall it affect the Borrower’s rights and interests hereunder Any obligation of the Lender under this Contract.

Iii. In case of changes in national laws, regulations or regulatory policies, the Lender will perform the loan as agreed herein

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If the obligations fail to meet the requirements of laws, regulations or supervision, the Lender shall have the right to unilaterally terminate the Contract and declare all loans issued to be due early, and the Borrower shall repay the loans immediately as required by the Lender. The Lender shall not bear any legal responsibility if the Lender fails to perform the loan or fails to perform the loan as agreed in the contract due to such reasons.

4. If the Lender fails to issue the loan or process the payment on time due to force majeure, communication or network failure, the Lender’s system failure, etc., the Lender shall not bear any responsibility, but shall promptly notify the Borrower.

5. The Lender shall have the right to authorize or entrust other branches of Industrial Bank to perform the rights and obligations hereunder (including but not limited to authorizing or entrusting other branches of Industrial Bank to sign relevant contracts, etc.) according to the needs of operation and management, or assign the loans hereunder to other branches of Industrial Bank to undertake the management, and the Borrower shall acknowledge such actions and the Lender shall not be required to do otherwise The Bank shall obtain the consent of the Borrower.

6. The Borrower agrees that the Lender has the right to unilaterally reduce or cancel the unused loan amount hereof based on factors such as the Borrower’s production and operation conditions, repayment conditions and credit granting conditions of other financial institutions. If the Lender decides to reduce or cancel the loan amount, it shall notify the Borrower five working days in advance without obtaining the consent of the borrower.

7. If at any time any provision of this Contract is or becomes illegal, invalid or unenforceable in any respect, the legality, validity or enforceability of the other provisions of this Contract shall not be affected or impaired in any way.

8. The Lender has asked the Borrower to pay special attention to the contents of “Important Notice for Signing” of the Contract, the Borrower has carefully read and fully, fully and accurately understood all clauses of the rights and obligations of both parties and the “Important Notice for Signing” of the contract, the Lender has fully explained and explained the relevant clauses and personal information processing rules at the request of the applicant, and the parties have fully understood the provisions of the contract The agreement is unanimous and there is no objection to the contents of the contract.

9. The subheadings in this Contract are added for convenience only and shall not be used for the interpretation of this Contract or any other purpose.

10. The annex is an integral part of this contract and has the same legal effect as the body of this Contract.

11. The total number of copies of this Contract and the number of copies held by each party are set out in special Clause 26 of Article 23 hereof. Each contract shall have the same legal effect.

Article 22 Notarization and voluntary acceptance of compulsory execution

1. If either party to this Contract requests notarization, the other party agrees to notarize the contract in a notary office prescribed by the State as requested by the other party.

2. If the contract for compulsory execution of notarization has the effect of compulsory execution and the borrower fails to perform or improperly performs the debt or if the lender realizes the creditor’s rights as stipulated by laws and regulations, the borrower agrees that the lender shall apply to the notary agency for an execution certificate with the effect of compulsory execution, and the borrower voluntarily accepts the lender to present the execution certificate to the people with jurisdiction Where the court directly applies for enforcement measures, the borrower shall be aware of the corresponding legal consequences, and the borrower shall undertake not to raise any objection or defense.

Iii. The Parties agree that before the notarial institution issues the execution certificate, it shall have the right to send the certificate by post, telephone, fax, email, SMS, wechat, QQ or special person in accordance with the terms of “Exchange of documents, communication and notice” agreed in this contract

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Access to interviews and other any one or more ways to verify the borrower’s non-performance or improper performance of the debt and other related default facts. If the borrower is verified by telephone or interview, the service shall be deemed to have been delivered upon completion of the interview or interview; If it is verified by mail, fax, email, SMS, wechat, QQ, personal delivery, etc. , the “Document exchange, communication and notice” provisions of this Contract shall be implemented on the date of delivery.

4. If the borrower has any objection to the fact of breach verified in the preceding paragraph, it shall, within five working days from the date of service, provide evidence in writing to the notary office and provide sufficient evidence. If the borrower fails to provide evidence on time or the notary institution considers that the evidence is insufficient to support its claim, it shall be deemed that the borrower has confirmed the default facts such as non-performance or improper performance of the debt, and agrees that the notary institution will issue the execution certificate according to the application of the lender. If the notary institution has other provisions on the verification method and the evidence period, the provisions of the notary institution shall be implemented.

Article 23 Special provisions of agreement

1. Description of the opposing parties

Lender: Industrial Bank Co., LTD., Hangzhou Lin ‘an Branch _______________________________________

Address: No. 299, Wanma Road, Jincheng Street, Lin ‘an District, Hangzhou ___________________________

Legal Representative/Responsible person: Wang Kan ____________________________________________

Borrower: Hangzhou Xinzi Optoelectronic Technology Co., LTD.) ___________________________________

Address: No. 128 Qingxian Road, Linglong Street, Lin ‘an District, Hangzhou __________________________

Legal representative/person in charge; Meng Yanling ____________________________________________

2. If you find the contract and the business charges under the contract are in violation of laws and regulations, you can call Industrial Bank Complaint telephone to complain about illegal charges and regulations. The charge complaint telephone number is 95561

Iii. The lender and the borrower confirm that the loan under this Contract falls under the second situation below:

(1) This contract is a sub-contract of the Line of Credit Contract numbered 1 signed by the Lender and the borrower on _______ (that is, the general Contract). The loan amount is included in the line of Credit under the Line of Credit Contract. Among them, the loan amount in foreign currency shall be converted into RMB and included in the credit line according to the middle price announced by the Lender on the date of signing this Contract.

(II) This Contract is an independent legal document signed by the Lender and the Borrower.

4. The Lender agrees to lend to the Borrower the money (in currency) in the amount of RMB ___(in words) one hundred and fifty thousand Yuan.

5. The loan is to be used for private purposes Without the loan

With the written consent of the borrower, the borrower may not use the loan for other purposes.

6. The term of the loan shall be two years, beginning on June 1, 2004 and ending on June 2, 2024.

Vii. The plan for the fractional use of the loan is:

/ year __

RMB;___ years _____

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__________________ Ten thousand yuan;

___________________ RMB yuan per year; Aldol million yuan;

___________________ /_AE ten thousand yuan _ year _ thousand yuan;

___________________ L / _____ ten thousand yuan a _ yuan

___________________ L year ____ million yuan; RMB yuan per year/month.

The borrower shall apply to the lender for withdrawal procedures three working days prior to the date of each installment of withdrawal or at any other time required by the lender in writing.

If the borrower fails to withdraw the loan according to the time limit and amount agreed above, the lender shall have the right to require the borrower to pay a liquidated damages equal to one thousandth of the amount of the loan that should be withdrawn during the current period. If the borrower belongs to a small or micro enterprise conforming to the provisions of the State system, policies and other provisions, it shall not be charged the liquidated damages in this paragraph.

Viii. The pricing benchmark interest rate shall be executed in accordance with the first of the following agreements (One) LPR one-year term grade. (ii) SHIBOR term grade (iii)SOFR.

(4) SOFR term interest rate term grade. (Vu) eSTR.

(Lu) SONIA.

() TSRR_ Term Grade (eight) TONA.

(nine) SARON.

(ten) HIBORJ Maturity Grade.

(10) SIBOR/ Term Class.

(10) The Central bank’s                     _ Maturity grade.

AbnocnhgmtrekmneMretf \ ederest rate loans should choose LPR as teMpiienpgossnchmark interest rate. The pricing benchmark rate should be based on

The currency range specified in Article 1 “Definition and Interpretation” shall be used. Ix. Pricing formula of borrowing interest rate: Borrowing interest rate - pricing benchmark interest rate +0.75 or -_

10. The loan interest rate shall be subject to the first of the following provisions

(1) Fixed interest rate. The int r2e5s页t a 页is determined in the following ways: A, according to the actual release date pricing benchmark interest rate and pricing formula to determine the loan interest rate, each loan is actually issued

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The interest rate remains unchanged between the date of the loan under this Contract and the maturity date.

B. According to the pricing benchmark interest rate and the pricing formula on the signing date of the contract, the fixed interest rate of the loan is the annualized interest rate of %. If the pricing benchmark interest rate is adjusted on the actual release date, the addition or subtraction points in the pricing formula will be adjusted accordingly, and the above-mentioned annualized interest rate agreed herein will remain unchanged.

(II) Floating interest rate. The loan interest rate shall be determined according to the benchmark interest rate and the pricing formula on the actual issuance date and re-pricing date, and the interest shall be calculated in stages. The repricing date shall be executed in the following method A:

A. The floating period is quarterly (month/quarter/half year/year), and the corresponding day of each full cycle from the actual issuance of the loan is the contract repricing date. If there is no corresponding day in the current month, the corresponding day is the last day of the month.

B. If SOFR.eSTR.SONIA, TONA and SARON are used as the benchmark interest rate, each interest bearing date within the interest period (i. e., each natural day during the loan period) shall be the contract repricing date

(3) Other interest rate methods: ________________________________________________________________

 _______________________________________________________________________________________________

 _______________________________________________________________________________________________

11. The repayment of interest on the loan shall be carried out in accordance with the first of the following terms:

(1) As agreed in the loan Contract, the 21st day of every month (month/quarter end of 7 months/year end of month) is the interest payment date, the Borrower shall pay the current loan interest to the lender on the interest payment Date, and settle the remaining principal and interest on the maturity of the loan.

(ii) The corresponding day of each full /(month/quarter/half year/year) from the actual date of issuance of the loan (if there is no corresponding day in the current month, the corresponding day shall be the last day of the month) is each interest payment date, the Borrower shall pay the current loan interest to the lender on the interest payment date, and settle the remaining principal and interest on the maturity of the loan.

The first interest payment date is _, and the corresponding day of every full date of the first Interest payment date is _(month/quarter/ halfyear/year) from the first interest payment date (if there is no corresponding day in the month, the corresponding day is the last day of the month). The Borrower shall pay the current loan interest to the lender on the interest payment date, and settle the remaining principal and interest on the maturity of the loan.

(4) Other repayment methods: L

12. If the Borrower fails to use the loan according to the purpose agreed herein, the lender shall have the right to charge penalty interest on the misappropriated loan from the date of misappropriation. The total interest rate shall be 100% above the interest rate of the loan.

13. If the borrower fails to repay the loan on time and fails to reach an agreement with the lender on the extension of the loan term, that is, if the loan is overdue, the lender shall have the right to charge penalty interest on the overdue loan from the date of the overdue loan term. The penalty interest rate shall be 50% higher than the loan interest rate.

14. In accordance with the requirements of relevant laws, regulations and regulatory systems of the State, the borrower undertakes to meet the prerequisites for withdrawal agreed in the contract when applying for loan issuance, and accept the lender’s supervision over the use of the loan funds according to the agreed purposes. The lender shall have the right to supervise and control the basic deposit account, general deposit account and special deposit account opened by the borrower, and to supervise and control the issuance, payment and repayment of the borrowed funds in accordance with the methods stipulated in the contract.

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The Borrower shall designate the following account as a special fund withdrawal account and shall promptly provide information on the flow of funds in and out of the account: Account name: Hangzhou Xinzi Optoelectronic Technology Co., LTD

The lender may, in accordance with the borrower’s credit status and financing situation, negotiate with the borrower to enter into a separate account management agreement to clearly stipulate the management of the return of funds in and out of the designated account. The lender shall have the right to withdraw the loan in advance according to the borrower’s withdrawal of funds.

15. Payment of loan funds under any of the following circumstances shall be effected by the lender’s entrusted payment method:

1. The borrower and the lender newly establish a credit business relationship and the borrower’s internal rating rating with the lender is B3 (inclusive) or less, “newly established credit business relationship” means that the lender and the borrower first establish a credit business relationship or no credit business relationship occurs within 2 years;

2 working capital loans for replacement purposes;

3. The object of payment is specified or the amount of a single payment exceeds 10 million RMB (including) (for foreign currency loans, the conversion rate shall be based on the middle price published by the lender on the date ofpayment);

4. Others: /

16. The principal of the loan hereunder shall be repaid in the following ways

(1) Repay the principal of the loan in installments, with the amount and date of repayment as follows:

L LL daily repayment ofRMB yuan; / year L- day reimbursement square yuan

L__ RMB to be repaid on day; to pay back 10,000 yuan on day;

_ annual daily repayment ofRMB; L yuan to be repaid every day;

L years _- daily repayment / _ million yuan; RMB yuan per day;

If the lender adjusts the segmented use plan of the loan, the date and amount of installment repayment stipulated in this article remain unchanged, and the borrower shall repay the principal of the loan on schedule.

(II) Repay the principal of the loan in one lump sum on the maturity date.

(3) Other ways of repaying the principal of the loan:

17. If the borrower fails to repay the loan under the loan contract on time and needs to extend the repayment period, the loan shall be made on that loan

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Submit a written loan extension request to the lender within one business day of the maturity date. Upon the lender’s examination and approval, both parties shall sign a Loan Extension Contract separately as a supplementary contract to this Contract.

18. The Borrower shall repay the principal and interest of the loan on the date agreed in this Contract.

If the Borrower wishes to repay the principal and interest of the loan in part or in whole in advance, it shall notify the lender in writing one working day in advance and obtain the lender’s written consent. With the written consent of the lender, the borrower shall, after repaying part of the principal and interest of the loan in advance, negotiate with the lender to determine the number, time and amount of repayment thereafter. The interest on the loan principal repaid in advance shall be calculated according to the actual term of use and the loan interest rate agreed herein. The lender shall not adjust the loan interest calculated before the repayment in advance.

If the borrower demands to repay the loan in advance, the lender shall have the right to require the borrower to pay a penalty equal to __ of the amount of the loan repaid in advance. If the borrower belongs to a small or micro enterprise conforming to the state system, policy and other provisions, it shall not be charged liquidated damages under this paragraph.

Xix. The guarantee contract hereunder includes but is not limited to the following contracts:

(1) The Maximum Amount Guarantee Contract (Contract name), No. Xingyin Linzhi Guarantee Word 2023 No. 028, is made by Hangzhou Yiyangfu Technology Co., LTD

The mode of guarantee is guaranty___________________________________________________>>

(2) Maximum Amount Guarantee Contract No. 2023No. 029 ofXingyin Linzhi Guarantee Code___________________________________________________,

 ___________________________________________________>>

___________________________________________________,

_______________________;

___________________________________________________

___________________________________________________,

(Contract name), the surety is one Meng Ling______________________;

The form of guarantee is guarantee

 ___________________________________________________>>

___________________________________________________,

_______________________;

(3) Serial number of the __________________________________,

(Contract name), the surety is one ’s /”

The mode of guarantee is:__________________________________

(4) Serial number__________________________________,

__________________________________;

(Contract name) The guarantor is a person__________________________________

The mode of guarantee is”__________________________________

(5) Serial number ’s” /__________________________________,

(Contract name), the guarantor is made of

The mode of guarantee is

(6) numbered copies “By ___

(Contract name), guaranteed by L

The mode of guarantee is

20. Before the change of the Borrower’s equity reaches 3% (including but not limited to equity transfer, custody, escrow, pledge, etc.), the Borrower shall notify the Lender in writing at least 30 working days in advance and obtain the Lender’s written consent, and actively implement the guarantee measures for repayment of the Borrower’s principal and interest on time and in full as required by the Lender.

____________________»

____________________,

____________________;

____________________»

____________________,

____________________;

____________________ ____________________

____________________,

____________________;

____________________ ____________________»

____________________,

____________________;

____________________ ____________________

____________________,

____________________;

____________________ ____________________

____________________,

____________________.

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21. The Borrower shall notify the Lender in writing within 7 working days from the date on which the Guarantor’s equity changes to two percent (including but not limited to equity transfer, custody, escrow, pledge, etc.) occur or may occur, and actively implement the safeguard measures for repayment of the loan principal and interest on time and in full as required by the Lender.

22. The Borrower undertakes to maintain its current assets, net assets, ratio of assets to liabilities, ratio of assets to liquidity and other financial conditions within the following ranges required by the Lender during the loan period: the asset-liability ratio shall not exceed 100%

___________________________________________________________________________________

___________________________________________________________________________________,

                                                                     /______________________________________________

___________________________________________________________________________________,

23. Other matters declared and promised by the Borrower:

                                          __________________________________________________

24. Any dispute arising out of this Contract shall be settled by the Borrower and the lender through friendly negotiation. If no agreement can be reached through friendly negotiation, both parties agree to settle the dispute in the third way as follows                                  _____________________________________________

(1) File a lawsuit with the people’s court at the place where the Lender has his domicile

(ii) To apply to an arbitration commission for arbitration, and the arbitration rules in force at the time of arbitration shall apply for settlement of the dispute. To the extent permitted by the arbitration rules, both parties agree to adopt summary procedure for arbitration. The arbitration award is final and binding upon both parties. The venue of the arbitral tribunal shall be / -.

(see) Other means: file a lawsuit with the people’s court in the place where the contract is signed

25. The Borrower agrees and confirms that the following address shall be used as the notice under this Contract and the notarization of relevant litigation (arbitration) and other legal documents in case of disputes (including but not limited to various notices and documents of the parties to the Contract; The bill of complaint (or arbitration application) and evidence, summons, notice of response, notice of evidence, notice of opening, order of payment, judgment (award), award, mediation, execution notice, deadline performance notice and other litigation or arbitration proceedings, procedures for the realization of security interest and legal documents at the execution stage; The effective service address of various notices and legal documents served by notary agencies), and further agree that the lender, notary agencies, courts and other judicial organs and other notices and legal documents are entitled to choose paper or electronic service, including but not limited to electronic service methods including email, China trial Process Information Disclosure network, national unified service platform, local Or the specialized court network service platform and the electronic network platform and electronic APP of the deliverer:

(1) Address of the borrower:

1. Borrower name: Hangzhou Xinzi Optoelectronic Technology Co., LTD

Borrower Address: No. 128 Qingxian Road, Linglong Street, Lin ‘an District, Hangzhou

Zip Code: 311300 Tel: 15088630027 Contact Person: Meng Yanling

2. Specify the name of the collection agent (if any): L

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__________________________________________________;

                       /__________________________________________________;

Collection address: L

Zip Code :L Contact Number:

(2) The Borrower agrees and confirms that any of the following electronic mailing addresses is also a valid address for service

1. Fax reception number:  __________________________________________________;

2. Email, address: __________________________________________________;

3. SMS (receiving number: 15088630027 __________________________________________________;

4. Wechat, credit number: 5.QQ receiving, number: L

6. Other electronic mailing address:

26. This contract is made out in four copies, with three copies held by the lender and one by the borrower, and both copies are equally authentic.

Xxvii. Supplementary Terms

https://fanyi.youdao.com/download

贷款人（单位印章）： （印章：兴业银行股份有限公司杭州城北支行）	负责人或有权人（签章）： （印章：王侃印） 2023年 6 月 30 日
借款人（公章）： （印章：杭州新子光电科技有限公司 330185100032226）	法定代表人或有权人（签章/指印）： （签名）（印章：孟艳玲印） 2023 年 6 月 30 日

合同签订时间：2023 年 6 月 30 日

合同签订地点：杭州 市 拱墅 区/县

兴业银行

第 31 页 共 31 页

最高额保证合同

编　号：兴银临支保字 2023 第 028 号

债 权 人：兴业银行股份有限公司杭州临安支行

住　　所：杭州市临安区锦城街道万马路 299 号

法定代表人/负责人：王侃

保证人（单位）：杭州亿阳光伏科技有限公司

住　　所：浙江省杭州市临安区玲珑街道庆仙路 128 号

法定代表人/负责人：林建国

保证人（自然人）：/

住　　所：/

证件类型及证件号码：/

合同签订地点：杭州　　　市 拱墅　　　区/县

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Important tips for signing

In order to protect your rights and interests, please read, check and confirm the following matters carefully before signing this contract:

1. You and your company have the right to sign this Contract. If the consent of others is required according to law, you and your company have obtained full authorization; If the processing of others’ personal information is involved, you and your company have obtained the written documents of others’ consent to the processing of their personal information by Industrial Bank;

2. You and your company have carefully read and fully understood the terms and conditions of the contract, and have paid special attention to the contents of responsibility, exemption or reduction of the liability of Industrial Bank and the processing of personal information that are of great interest to you and your company, as well as the contents of the part in black font;

3. You and your company have fully understood the meaning of the contract terms and the corresponding legal consequences, and are willing to accept these terms and conditions;

Iv. By signing this contract, you and the relevant individuals agree to authorize Industrial Bank to process your personal information and the relevant intermediary’s personal information and guarantee that you and the relevant individuals are aware of the right to know, decide and withdraw your consent to the processing of personal information in accordance with the period specified by Industrial Bank Restricting or refusing the right of tripartite processing, Industrial Bank has provided informed, decision and other services of big information processing through diversified means (including but not limited to on-site notification); If you and the individual concerned wish to withdraw, restrict or refuse the authorization of KEB to process personal information, you may do so in accordance with the provisions of this contract or the management procedures of Industrial Bank;

5. The Contract text provided by Industrial Bank is only a model text. There are blank lines after the relevant terms of the contract, and “Supplementary terms” are added at the end of the contract, which can be modified, supplemented or deleted by all parties.

Vi. If you and your company have any questions about this contract or if you and your company find that the contract and the business charges under the contract are in violation of laws and regulations, please call Industrial Bank in time or directly complain or consult with the business branches of Industrial Bank, which is Tel. -5

There are 19 pages on page 2

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The guarantor is willing to provide guarantee for the debts continuously incurred by the creditor and the debtor (see Article 3 of the special agreement ofArticle 21 of this Contract) within a certain period of time. In order to clarify the rights and obligations of both parties and abide by their credit, both parties enter into this contract in accordance with relevant national laws and regulations for mutual compliance

Article 1 Definition and interpretation

Unless otherwise agreed by the contracting parties in writing,:

1. The definitions and interpretations stipulated in the Master Contract (as defined below) shall apply to the provisions hereof.

2. “Claims” or “master claims” include all kinds of domestic and foreign currency loans and trade financing (including international and domestic letters of credit, trust receipts, packaged loans, import and export bills, overdrafts, factoring, buyer’s credit, order financing, Forfaiting, payment on behalf and other international and domestic loans provided to the debtor under the master contract after the debtor has submitted an application to the creditor and the creditor has approved the application Trade finance business, etc.), bill business (including bill acceptance bill discount, bill repurchase, commercial bill guarantee, commercial bill guarantee, bill guarantee and even other bill business, etc.), guarantee business (including international and domestic letters of guarantee, standby letters of credit and other guarantee business and other precious metal transactions (including gold leasing, agent precious metal transactions, precious metal pledge financing and other metals Foreign currency claims (including interest on fruits, W, compound interest, liquidated damages, creditor’s expenses to realize creditor’s rights, etc.) formed by internal and external financial business such as demolition, i products transaction, etc. During the performance of the master contract, the specific business goods can be adjusted, changed or supplemented by the creditor and the debtor through negotiation to claim the credit under the master contract The specific business contract signed with the depositor shall prevail, and is not limited to the range of business articles explicitly listed above

The “claim” of the creditor under this Contract corresponds to the “debt” of the debtor. The creditor’s claim against the debt under the master contract corresponds to the debtor’s debt to the creditor under the pot contract.

3. “Principal” means that the credit is converted into debt The principal under various external and external claims as agreed in paragraph 2 of this article arising from the handling of business, including but not limited to the principal of external loan, trade financing principal, bank acceptance bill payment, bill discount payment and non-advance payment of guarantee letter and letter of credit, the principal of creditor’s guarantee responsibility for debtor’s guarantee and the principal portion of other types of non-balance sheet C financial business claims.

4. The term “maximum principal limit/maximum amount of principal claim guaranteed” means that it is specified by the parties to the contract for the purpose of clarifying the scope of the claims guaranteed herein Under the agreed maximum principal limit/maximum principal claim, the surety shall be jointly and severally liable for all the balance of claims under the maximum principal limit/maximum principal claim, regardless of the number and amount of claims between the creditor and the debtor each time.

5. “Validity period of guarantee Limit” refers to an uninterrupted continuous period expressly agreed by the parties to clarify the scope ofthe guaranteed claims in this contract. For the claims arising within such period, the guarantor shall assume joint and several guarantee for all the balance of the claims under the guaranteed maximum principal limit/maximum principal amount, regardless of whether the repayment period of the debtor’s single debt exceeds the period Liability.

6. “Expenses incurred by the creditor for the realization of the creditor’s right” means litigation (arbitration) fees, attorneys’ fees, travel expenses, enforcement expenses and insurance paid by the creditor for the realization of the creditor’s right by means of litigation, arbitration, application to a notarial institution for issuance of execution certificates, etc

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The whole fee and other expenses for realizing the creditor’s right.

7. The creditor shall exercise balance control over the debtor’s claims. The balance refers to the sum of the balance of the creditor’s claims against the debtor occurring within the validity period of the guarantee limit, including two parts: the outstanding balance and the outstanding balance after maturity

(1) The unmatured balances refer to the balances of various debts to be repaid formed when the time limit for the performance of debts has not yet expired.

(2) The term “outstanding balance” refers to the balance of all debts for which the debtor and the guarantor have not yet fulfilled their obligations of repayment upon the expiration of the time limit for the performance of the debts.

8. “Master Contract” means the credit line credit contract signed between the creditor and the debtor during the validity period of the guarantee line (the “general contract”) and all sub-contracts under which the credit line is used, as well as the contracts specifying the amount of each debt, the time limit for the performance of the debt and other rights and obligations

Among them, the “sub-contract” refers to the contract which specifies the amount of each main claim, the repayment period of the main claim and the rights and obligations of the debtor when the debtor handles various financing, guarantee and other financial businesses inside and outside the statement after the creditor’s examination and approval within the credit line of the creditor k as agreed in the credit line of the credit line of the creditor. Line credit contract is the total contract of sub-contracts, the sub-contract and the total contract have the same legal effect, as a separable part of the total contract, the forms of sub-contracts are not limited, you can according to the business needs of your present application for credit, letter of appreciation, contract, agreement and other creditors think appropriate way. In case of any discrepancy between the provisions of the general contract and the conference contract, the sub-contract shall prevail.

9. “Working days” as used in this Contract means working days other than legal holidays and weekends in China (but not in Hong Kong and Macao). In this contract, “business day” refers to the business of the creditor’s bank. If a withdrawal or repayment day falls on a non-business day during the performance of the contract, it shall be postponed to the next business day.

Article 2 The secured principal creditor’s right

The principal claims hereunder shall include

1. For the “Credit Line Contract” (the “General Contract”) and all “sub-contracts” entered into by the creditor with the debtor, see the Special Agreement Clause 4 of Article 2.

The guarantee amount has two periods, and the creditor and the debtor sign a contract specifying the amount of each debt, the time limit for the performance of the debt and other rights and obligations.

3. For the contracts concluded before the expiration date of the guarantee amount, see Article 5 of the special agreement in Article 21 of this contract.

Iv. All claims of the creditor against the debtor arising under the above master contract shall constitute the claims under the master contract guaranteed by the contract. The currency, principal amount, interest rate and time limit for the debtor to perform the debts shall prevail as stipulated in the master contract

Article 3 The maximum principal limit/maximum amount of the principal creditor guaranteed

1. The maximum amount of guarantee under this Contract shall be the party specified in special Clause 6 ofArticle 21 of this Contract type

2. Within the maximum principal limit/maximum amount of the principal claim of the guarantee, regardless of claims between the creditor and the debtor

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The surety shall be jointly and severally liable for all the balance of the claim (including principal, interest, penalty interest, compound interest, liquidated damages, expenses of the creditor to realize the claim, etc.) under the maximum principal limit/maximum principal claim amount

Article 4 The term of validity of the surety limit

1. The term of validity of the warranty amount is set forth in special Clause 7 ofArticle 21 of this Contract.

2. Unless otherwise agreed herein, the date of occurrence of the debt guaranteed under this Contract must be within the validity period of the guarantee amount, and the maturity date of each debt may exceed the validity date of the guarantee amount, that is, regardless of whether the maturity date of a single debt of the debtor exceeds the validity date of the guarantee amount, the guarantor shall bear the joint and several guarantee liability for the creditor’s rights guaranteed.

Article 5 Surety Method

1. The surety hereunder shall be jointly and severally liable, that is, the surety and the debtors shall be jointly and severally liable for the debts. The surety shall act on behalf of the debtor in accordance with the provisions of this contract if the debtor fails to perform the debts payable according to the agreement of the principal and partner for any reason, but not limited to the debts recovered by the creditor due to the default of the debtor or the guarantor) or under any circumstances stipulated in this Contract Execution of liability

2. If the debtor fails to repay the principal debt and pay interest on time as agreed by the principal, the surety shall be jointly and severally liable for repayment.

3. Where the principal debt performance period is returned to the creditor at the expiration of the performance period stipulated in the alliance principal contract, the surety shall be jointly and severally liable for repayment of the debts that are due early and other debts within the scope of the certificate

Article 6 Scope of surety

1. The debts guaranteed by this contract shall be referred to as “E guaranteed claims”), which refers to all the claims of the creditor against the debtor arising from the provision of various payments, financing, guarantees and other off-balance sheet financial services by the creditor in accordance with the provisions of the main contract, including but not limited to the interest on the creditor’s rights (including interest and compound interest), liquidated damages, damages and the expenses of the creditor for realizing the creditor’s rights.

2. Prior to the commencement of the contract guarantee amount, the creditor’s claims that already exist in the debtor and which the parties hereto agree to transfer to the maximum amount guaranteed by the contract

3. Trade financing, acceptance, bill repurchase, guarantee and other financing services handled by the creditor for the debtor during the validity period of the guarantee limit shall also constitute a part of the creditor’s claims against the debtor arising from the debtor’s refusal to pay or the creditor’s advance after the validity period of the guarantee limit.

4. The principal, interest, other expenses, time limit for performance, purpose, rights and obligations of the parties and any other related matters of each creditor’s right enjoyed by the creditor due to the debtor’s handling of various financing, guarantee and other financial operations inside and outside the statement under the master contract shall be recorded in the relevant agreements, contracts, applications, notices, various certificates and other relevant legal documents under the master contract Shall prevail, and the issuance or signing of the relevant agreements, contracts, applications, notices, various types of vouchers and other relevant legal documents need not be confirmed by the surety

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5. In order to avoid ambiguity, all costs and expenses incurred by the creditor in preparing, perfecting, performing or enforcing this Contract or exercising its rights under this Contract (including but not limited to attorney’s fees, litigation (arbitration) fees, fees for applying to notarial institutions for issuance of execution certificates, etc.) shall form part of the secured claims.

Article 7 Guaranty Period

The warranty period under this contract shall be:

1. The Guarantee period shall be calculated separately on the basis of each financing provided by the creditor to the debtor under the main Contract. For each financing, the guarantee period shall be three years from the date of expiration of the performance period of the debt under the financing.

2. If the financing specified in a single master contract matures in batches, the guarantee period for each batch of debt shall be three years from the date of expiration of the performance period for each batch of financing.

If the principal debt is repaid in installments, the guarantee period of each installment shall also be calculated in installments. The guarantee period shall be three years from the date of maturity of each installment of debt.

4. If the creditor and the debtor reach an agreement on the extension of any financing under the main contract, the surety hereby irrevocably acknowledges and agrees to the extension, and the surety shall remain jointly and severally liable for each financing under the contract as agreed herein. For each extension, the guarantee period shall be three years from the date of expiration of the performance period of the debt re- agreed in the extension agreement.

5. If the creditor declares the debt to be due in advance according to the provisions of laws and regulations or the agreement of the principal, the guarantee period shall be three years from the date on which the creditor notifies the debtor of the expiration of the debt performance period

6. The guarantee period under the letter of credit and the letter of guarantee for a banker’s acceptance bill shall be three years from the date on which the creditor advances the payment. If the payment is advanced in installments, the guarantee period shall be calculated separately from the date of the apology for each installment

7. The guarantee period for discount of a commercial bill of exchange shall also be three years from the date of maturity of the bill.

8. For all external and domestic financial services provided by the creditor or debtor, three years shall begin from the date of expiration of the time limit for the performance of the obligations under such financial services

The first entry guarantees the performance of the liability

1. The guaranty shall bear joint and several guaranty liability under this contract. As long as the creditor submits to the guarantor a debt collection notice indicating the number of the guaranty contract and the amount of the creditor’s right, the guarantor shall immediately perform the repayment obligation and waive all defense grounds upon receipt.

2. Unless agreed in the contract, the surety hereby irrevocably agrees that the creditor has the right to allow the debtor to transfer all or part of the debt, and the surety shall be jointly and severally liable for the debt transferred by the debtor as agreed in this contract

3. The surety hereby specifically declares that the surety is aware that the use of claims secured by this contract may include the use of new loans to repay old ones, and the surety agrees to assume joint and several surety liabilities for the claims borrowed from new loans to repay old ones as agreed in this contract.

4. If the debtor violates the provisions of the master contract (including but not limited to the debtor’s failure to use the loan for the purpose agreed in the master contract), the surety shall not affect the surety’s joint and several surety liability, and the surety shall not ask for mitigation or exemption on this grounds In addition to joint and several guaranty liability

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9 Surety Representations and undertakings

The guarantor voluntarily makes the following declarations and commitments, and bears legal responsibility for the authenticity of their contents:

1. The guarantor is an independent legal subject, has all the necessary capacity for civil rights and civil conduct, and provides relevant certificates, permits, certificates and other documents required by the creditor from time to time. If it involves the processing of personal information of the natural person related to the guarantor or the natural person guarantor and his or her spouse, a written document of the individual’s consent to the creditor’s processing of his or her personal information shall be issued

2. The surety has sufficient ability to perform all obligations and responsibilities under this contract, voluntarily pay off debts arising from the debtor’ s financing, guarantee and other financial operations inside and outside the balance sheet under the main contract, and does not reduce or exempt the repayment liability due to any instructions or changes in financial status. If the surety is a natural person, the surety shall further undertake, if insurance occurs If the witness is missing or declared missing, has no legal contact, is missing, or loses necessary capacity for civil conduct, his guardian or financial receiver shall assume the joint and several guarantee liability under this contract to the creditor with the property of the guarantor. If the guarantor dies or is declared disabled, his estate shall bear the joint and several guarantee liability to the creditor under this contract.1

3. The Guarantor has full authorization and legal interests to sign the Contract. Witness e has obtained and completed all its internal approvals and authorizations or related formalities necessary to sign and perform the Contract, and has obtained and completed all the approvals, registration, authorization, consent, permission or other approvals from other authorities of any government ministry and other authorities necessary to sign and perform the Contract All approvals, registrations, consents, permits, authorizations and other relevant procedures required for the execution of this Contract shall remain legal and valid.

4. If the guarantee is a unit, the signing of this contract by the Guarantor is in full compliance with the relevant articles of association, internal decisions and resolutions ofthe shareholders’ meeting and the Board of directors, and the signing ofthis contract is not in conflict with or contrary to any articles of association, contracts of the guarantor, resolutions of the shareholders’ meeting, the board of directors and the policies of the Company

5. The signing and performance of the contract shall be based on the true intention of the guarantor. The signing and execution of the above contract does not violate any laws, regulations, regulations or contract provisions binding on the guarantor. This contract is legal, valid and enforceable. If the rights of the guarantor in signing and performing this contract are defective and the contract is invalid, the guarantor will immediately and unconditionally compensate the creditor for all losses.

6. All documents, financial statements and other materials provided by the Guarantor to the creditor under the same paragraph are true, complete, accurate and valid.

7. The guarantor shall obtain the written consent of the creditor in advance if there is any change in the equity structure or the main management personnel or other major events or major transactions.

8. The guarantor shall have the right to recover the money from the debtor after performing the guaranty obligation, provided that it does not affect the debtor’s future repayment of debts. Provided, however, that if the debtor faces both recovery by the guarantor and any demand for payment by the creditor under the master contract, the guarantor agrees that the debtor has priority in paying its debts to the creditor.

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9. If the debtor and the guarantor have entered into or will enter into a counter-security contract in respect of their security obligations under this Contract, the counter-security contract shall not prejudice, in law or in fact, any rights of the creditor under this contract.

10. Before the completion ofthe repayment ofthe secured obligation, the creditor shall have the right to request the guarantor to provide a new full and effective guarantee if, for any reason, the guarantor’s guarantee capacity is reduced to insufficient to guarantee the entire obligation.

11. There is no litigation, arbitration or administrative penalty currently occurring and not yet outstanding or, to the knowledge of the guarantor, likely to arise against him or his property, and no liquidation or settlement or other similar proceedings have taken place against him, whether on his own initiative or by a third party

12. In the event of any litigation or arbitration or other dispute between the creditor and the guarantor or any third party related to the Guarantor due to the performance of its obligations under this Contract, resulting in the creditor being forced to participate in A dispute between the Guarantor A and any third party, the litigation or arbitration costs, attorneys’ fees and other costs paid by the creditor as a result shall be borne by the Guarantor

13. If there are other guarantees under the master contract (including but not limited to warranty, pledge, backup certificate and any other form of security), the guarantor agrees that the creditor will waive part of the security interest or security interest in order (including the situation where the security is owned by the debtor). The creditor and any guarantor (including the pledge of the debtor, etc.) can agree to change the order of the security interest and the amount of the secured creditor. Even if the creditor does the above acts, the guarantor shall still bear all the joint and several guarantee groups in accordance with this contract

14. If the debtor’s payment of claims and claims under the main contract is insufficient or likely to be insufficient to pay off all the debts, or if the surety under this contract is insufficient or likely to be insufficient to pay off all the secured claims, the creditor shall decide the specific order of payment or collection.

15, guarantee for the unit, promise that the information publicized in the national enterprise credit information publicity system is true, complete, legal and effective guarantor promises to continue to agree with creditors to query the system of the enterprise choose to publicize and not publicize the information. If the creditor requires capital verification, the guarantor agrees to carry out capital verification in accordance with the requirements of the creditor and provide a capital verification report from a professional institution.

16. The guarantor shall immediately notify the creditor in writing of any breach of any financing contract, guarantee contract or other contract between the guarantor and any department or institution of Industrial Bank (including any subsidiary of Industrial Bank), other bank, non-bank financial institution or unit under the same item.

17. If the guarantor carries out any registration of establishment, alteration or cancellation with the State administrative department for industry and Commerce or other relevant departments of the State, he shall notify the creditors before applying for registration, and serve the relevant registration copy on the creditors immediately after the completion of registration.

18. The guarantor hereby declares and authorizes: the creditor has the right to conduct the necessary investigation of the credit status of the guarantor in accordance with the laws and regulations of the State and relevant policies, including inquiring the credit information of the guarantor into the financial credit information basic database established by the State, and may act as the prime minister according to the People’s Bank of China on the credit investigation work of construction enterprises and individuals

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The relevant credit information is submitted to the national financial credit information basic database, and the relevant information is allowed to be legally queried within the scope of authorization.

Xix. The Guarantor hereby declares and authorizes that the creditor has the right to submit the information related to this contract and other relevant information to the above-mentioned departments andinstitutions and their established or recognized information management systems according to the needs of administrative/judicial/supervisory departments, banking regulators, banking associations and other relevant information management work, and hereby permits the relevant information to be legally searched.

Article 10 The obligation of the guarantor to disclose major transactions and major events to the creditor,

1. The surety shall promptly report to the creditor in writing the major transactions and major events that occur in the surety.

2. During the term of validity of this Contract, the guarantor shall notify the creditor in writing 30 calendar days in advance of any major transaction, reorganization, merger, property division, joint-stock reform, joint venture, cooperation, joint venture, contract, lease, business scope and registered capital change, major capital transfer, contingent liabilities, or any other event that may affect or seriously affect its ability to bear responsibilities Party B. The creditor’s prior written consent shall be obtained when the change of equity is effected under Special Clause 8 ofArticle 3 囚 of this Contract

3. The guarantor shall immediately notify the creditor in writing on the date when he ceases business, ceases business, is declared dissolved, loses his business license, is cancelled, his financial condition deteriorates, or any other major event which may affect or seriously affect his ability to bear the fee

4. When there is a major lawsuit, other cases or other major disputes between the surety and any third party, or when the surety’s major assets are seized, sealed, settled, forced or other measures of equal effect are taken, which may affect or seriously affect his liability, the surety shall notify the creditor in writing immediately on the date of occurrence.

5. The surety shall certify that it shall not use any legal dispute of Party e (including the dispute over the basic trade contract) as an excuse to endanger the creditor’s rights

Article 1 Creditor’s Rights

1. When the obligations fail to be performed in accordance with the principal contract or the surety fails to perform as agreed under this contract, The surety and the surety’s spouse hereby irrevocably authorize the creditor, without litigation or arbitration or other legal proceedings, to directly deduct the amount of any account opened by the surety’s spouse at the creditor’s and all branches and subsidiaries of Industrial Bank, for the payment of the secured claim, and the surety and the surety’s spouse agree that the creditor has the right to determine the specific order of collection, and the creditor is in the surety When the amount is deducted from the accounts of the witness and the guarantor’s spouse, if the currency in the account is different from the currency of the secured claim, the midpoint price published by the creditor on the day of deduction shall be converted. If the account agreed herein involves financial products or structured deposits, the guarantor and the guarantor’s spouse hereby irrevocably authorize the creditor to directly initiate an application for redemption of the relevant products on behalf of the creditor or take other necessary measures to ensure that the creditor successfully deduces the said amount, and the guarantor and the guarantor’s spouse shall provide all necessary cooperation.

2. The creditor shall have the right to request the guarantor at any time to provide financial reports and financial information reflecting its business and credit standing

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Financial statements, personal information and other materials.

3. When the debtor fails to perform its obligations in accordance with the contract or fails to perform the provisions of this contract, regardless of whether the creditor has other security rights (including the security provided by the debtor itself and the security or guarantee provided by a third party) for the claims under the main contract, the specific security methods include but are not limited to guarantee, mortgage, pledge, letter of guarantee, standby letter of credit and any other forms of security ), the creditor has the right to first require the guarantor to bear all the joint and several guaranty liabilities under this contract, without first invoking other security rights. The guarantor voluntarily waives the defense of requiring the creditor to first perform the security of the debtor’s property and all other legal and regulatory defenses against the creditor.

4. Before or after the claims guaranteed by this contract are determined, the creditor shall have the right to transfer all claims under the main contract and their corresponding security interests to a third party (or establish a trust, asset management plan or other special purpose carrier) without the consent of the guarantor. The guarantor agrees to remain the transferee of claims for the transferred claims (or establish a trust, asset management plan, etc.) as agreed in this contract Special pearl carrier) to provide joint and several liability guarantee

5. If the surety is A unit, the creditor shall have the right to request the surety and the shareholder to accelerate the maturity of the capital contribution A if the surety is in breach of this contract or if there are circumstances that may endanger the creditor’s realization of the creditor’s rights. The surety shall subscribe the capital in time as required by the creditor. The creditor has a requirement, and neither the creditor nor the shareholder shall pay dividends.

Article 12 Alteration of the master contract

The guarantor agrees and confirms that the creditor and the debt agreement are amended. The change of the main contract, or the extension of financing, guarantee and other internal and external financial business under the main contract, shall be deemed to have obtained the prior consent of the guarantor, and there is no need to notify the guarantor, and the joint and several guarantee liability of the guarantor shall not be reduced

Article 13 Events and liabilities for breach of contract

1. After the Contract comes into force, the creditor and the guarantor shall perform the obligations set forth herein. If either party fails to perform or fails to fully perform the obligations set forth herein, it shall bear the corresponding liability for breach of contract.

2. Any of the following forms shall constitute a breach of contract by the guarantor:

(Any of the certificates and documents submitted by the Guarantor to the owner and any of the declarations and undertakings in Article 9 of this Contract are proved to be untrue, inaccurate, incomplete or intentionally misleading;

(2) The guarantor violates the obligation to disclose major transactions and major events as provided for in Article 10 above;

(3) deterioration of the credit and financial status of the guarantor, or loss of business reputation, significant weakening of liquidity (including contingent liabilities), or possible loss of guarantee ability due to factors other than the guarantor;

(4) the guarantor ceases business, goes out of business, is declared bankrupt, is dissolved, has his business license revoked, is revoked, etc.;

(5) the guarantor or the controlling shareholder of the guarantor, the actual controller or its affiliates are involved in major litigation, arbitration or other disputes, or its major assets are seized, sealed up, frozen, enforced or other measures with the same effect have been taken;

(6) the guarantor or the legal representative of the guarantor, the actual controller, the director, the supervisor or the senior management ofthe guarantor has been criminally detained or has been subjected to other compulsory measures, has disappeared or is required to be reported missing, has lost the necessary capacity for civil conduct, or has not

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Normal contact with the law, death or being declared dead, death or being declared dead without heir, legatee, receiver of property or successor, legatee refuses to accept inheritance or legacy or guardian, successor, legatee, legatee or receiver of property refuses to continue to perform this contract, transfer assets under the pretence of marital relationship or attempt to transfer assets, etc., resulting in the ability to repay the surety Adversely affect;

(vii) any event of default by the guarantor under this Contract or any financing contract, guarantee contract or other contract signed with any department or institution of Industrial Bank (including any subsidiary of Industrial Bank), other banks, non-bank financial institutions or units;

(8) Any other event that endangers, damages or may endanger or damage the rights and interests of creditors or breaches other terms of this Contract by the guarantor.

3. If the guarantor breaches the contract, the creditor has the right to take one or more of the following measures

(1) Require the guarantor to correct the breach within a time limit;

(2) to declare early expiration of the time for performance of the principal obligation; And (3) require the guarantor to provide new full and complete guarantees

(4) Require the guarantor to immediately perform the joint guarantee

(5) requiring the guarantor to compensate the creditor for the loss caused by the breach of contract; (6) revoking the guarantor according to law damages the interests of the creditor; A

(7) Direct debit the amount of the surety and the surety figurines to be opened in any account at the Creditor’s Office and at all branches and subsidiaries of Industrial Bank for the repayment of the secured claim, and the surety and the surety’s spouse agree that the creditor has the right to determine the specific order of collection. If the currency in the account of the creditor is different from that of the secured claim when the creditor deducts money from the account of the surety and the guarantor’s spouse, the amount shall be converted at the middle price of the bond price published on the day of deduction; If the debit account involves financial products or structured deposits and other products, the debt has the right to initiate the relevant product redemption application or take other necessary measures on behalf of the guarantor and the guarantor’s spouse to ensure that the creditor successfully deducted the money, the guarantor and the guarantor’s spouse should provide all necessary cooperation

(8) To pursue the liability of the guarantor for breach of contract by legal means.

The guarantor undertakes to enforce the above measures of the creditor and waives all defenses.

Article 14 The continuity of the show

1. All obligations of the guarantor under this Contract shall be continuous and have full and equal binding force on his guardian, successor, owner, receiver, transferee and the subject after merger, reorganization, change of name, etc.

2. The surety hereby confirms that the creditor may provide financing, guarantee and other off-balance sheet financial services to the debtor continuously and circulatively according to the master contract, and that the surety shall provide joint and several liability guarantee for all claims arising from the provision of such financial services by the creditor, regardless of the number of times the debtor conducts financial services and the amount and time limit of each financial service.

3. This contract is a continuing guarantee that the debtor shall be liable for any part of all the secured claims or any part thereof

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Payment in advance or satisfaction shall not be deemed to release the Guarantor from joint and several warranties under this contract. The Guarantor shall be jointly and severally liable for payment of the final balance of the secured claim

4. If the secured claim is discharged or satisfied in whole or in part on the basis of any payment, security or other disposition which is declared invalid or required to be repaid by bankruptcy, liquidation or other similar proceedings, the surety’s liability under this Contract shall continue in effect as if such discharge or satisfaction had not occurred.

Article 15 Arrangements for subrogation

The surety hereby specifically affirms that in the event that the surety fails to assume joint and several surety liability, or that the surety has circumstances under this contract that may affect the assumption of joint and several surety liability and the realization of the creditor’s claim, or that the surety himself does not have sufficient property to repay the creditor for the advance, the creditor shall have any claims, receivables and other property interests against the third Division owned by the surety The right to exercise subrogation. The surety will voluntarily waive his defense against the creditor

Article 16 Set-off arrangements

No creditor’s right against the surety under this contract or any other transaction shall be set off against any set-offright of the creditor by any third party.

Article 17 Exchange, correspondence and communication of documents

1. The Guarantor agrees and confirms that the address specified in Article 9 of Article 2 t of this Contract shall be used as the notice under this Contract and relevant litigation (arbitration), notarization and other legal documents (including but not limited to all kinds of notices and documents of the contracting parties) in case of disputes; Litigation A(or arbitration application) and evidence, summons, notice of response, notice of evidence, notice, payment order, judgment (award), confirmation letter, mediation letter, execution notice, time limit performance notice and other litigation or arbitration hearing, realization of security real right procedures and execution stage legal documents; The effective service address of all kinds of circular and legal documents sent by notarial agencies; And further agree that creditor notary institutions, law and other Sihong organs and other notice and legal documents delivery personnel have the right to choose paper or electronic service, including but not limited to electronic service methods including E-mail, China trial Process Information Disclosure network The national unified delivery platform, local or specialized court network services, as well as the deliverer’s electronic network 4, electronic APp, etc

2. The applicable period of service address stipulated in the first paragraph of this article includes all stages such as the non-litigation stage, the first instance, the second and the retrial after the dispute enters into arbitration, the procedure of implementation, the procedure of realizing the security interest, the supervision procedure and the compulsory execution of notarization. If the address of service is changed, the guarantor shall notify the creditor in writing in advance (during the litigation or arbitration period, it shall also notify the arbitral tribunal or the court in writing, and notify the original notary office in writing if it has handled the compulsory execution notarization) to re-confirm the address of service and obtain the receipt. If it fails to notify in advance, it shall be deemed that the address of service has not been changed, and the corresponding legal consequences shall be borne by the guarantor himself, Article 1 The address for service stipulated in the first paragraph shall still be regarded as the effective address for service.

3. Any document, communication, notice and the above legal instrument, provided that it is sent at any of the addresses specified in paragraph 1 of this Article, shall be deemed to have been served on the following dates (service to a designated consignee shall be deemed to have been served on me):

(1) by post (including speed post, regular mail or registered post), on the fifth day after the date of Posting

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E means sending kE;

(2) Fax, email, SMS, wechat, Q0 or other electronic communication address, the date of sending shall be deemed as the date of delivery;

(3) If the service is delivered by person, the date on which it is signed by the recipient shall be deemed as the day of service. If the addressee refuses to accept the document, the sender may record the process of service by taking photos or video, and leave the document in lien, which shall also be deemed to have been served.

4. If the service address provided or confirmed by the surety is inaccurate or untrue, or the surety fails to notify the other party, the arbitration institution, the people’s court or the notary institution in time after the change of the service address, resulting in the actual service cannot be served, the surety shall bear the corresponding legal consequences and shall be deemed to have been effectively served:

(1) If it is served by post, the date on which the document is returned shall be deemed as the date of service

(2) If the service is delivered by hand, the bearer shall record the particulars on the return certificate of service on the spot;

(3) If the service is served by electronic means, the date of dispatch shall be the date of service.

5. Where the creditor sends the service by way of a public announcement posted on a map station, online bank, telephone bank or business outlet at the place of residence specified in the contract, the date of publication of the public announcement shall be deemed as the day of service. The creditor shall under no circumstances be liable for any error, omission or delay in the transmission of mail or other communication systems.

6. The Parties agree that the official seals of the company, the office seal, the financial responsibility seal, the special seal for contract, the special seal for receiving and receiving and the special seal for credit business of the creditor shall be the valid seals for the service of notices or legal documents and the exchange of letters by the party concerned. All the personnel of the guarantor unit shall be the authorized signers of the documents, correspondence and notices.

7. This Treaty shall be regarded as an exclusive clause in the contract and shall not be affected by the validity of this Contract and other clauses hereof. Article 18 Application of law, arrangement and negotiation

1. The conclusion, validity, performance, termination, interpretation and dispute resolution of this Contract shall be governed by the laws of the People’s Republic of China (excluding the laws of the Hong Kong Special Administrative Region, the Macao Special Administrative Region and the Taiwan Region for the purpose of cooperation).

2. Any dispute arising out of the Contract shall be settled by the guarantor and the creditor through friendly negotiation.

If no agreement can be reached through friendly negotiation, the parties hereto agree to settle the dispute in the manner specified in special Clause 10 of Article 21 of this Contract

Iii. During the period of dispute, the Contract shall continue to perform the provisions not involved in the dispute. The guarantor shall not refuse to perform any of its obligations under this contract on the grounds of dispute settlement.

Article 19 Validity of a contract and other matters

1. This Contract shall come into force on the date of signature, seal or fingering by the parties hereto and shall remain valid until all the secured claims have been paid off

2. Any modification or supplement to this Contract shall become effective after being agreed by the guarantor and creditor through consultation and in writing and signed or sealed by the legal representatives/responsible persons or their authorized representatives of each party

3. After this Contract becomes effective, the principal contract signed by the creditor and the debtor need not be confirmed by the surety

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Iv. The creditor has asked the guarantor to pay special attention to the content of “Important Hints for signing” of the contract, the guarantor has fully read all the provisions of the contract, and paid special attention to the provisions of the contract with black font and the contents of the contract that have significant interests of the guarantor, such as liability, exemption or reduction of the liability of the creditor. At the request of the guarantor, the creditor has discussed the corresponding provisions of the contract and the individual The information processing rules have been fully explained and explained, and the meaning of the terms of this contract and the corresponding legal consequences have been fully known and understood by the guarantor. Both parties have the same understanding of the terms of this contract and have no objection to the contents of this contract. The surety voluntarily provides the joint and several liability guarantee for the main contract debtor and performs the joint and several liability according to the provisions of this contract.

5. During the validity of this Contract, any tolerance, grace, preference or postponement granted by the creditor to the debtor or the guarantor shall not prejudice, affect or limit all rights and interests enjoyed by the creditor in accordance with relevant laws, administrative regulations and provisions of this Contract, and shall not be deemed as the creditor’s waiver of rights and interests under this contract The affairs of the guarantor under this Contract shall be affected.

6. The creditor shall have the right to invest the right or entrust other branches of Industrial Bank to perform the main Contract and the rights and obligations under this Contract (including but not limited to other branches of Industrial Bank to sign relevant contracts, etc. ) according to the needs of operation and management, or transfer the main contract and the rights and obligations under this contract to other branches of Industrial Bank to undertake the management, and the creditor’s above acts shall not be separately guaranteed by the guarantor We shall still bear the joint and several guaranty liability as agreed in this contract. 8. Other branches of Societe Generale Bank authorized or managed by the creditor shall have the right to submit to the court or Tribunal A for adjudication in respect of disputes arising under the main Contract and this Contract.

7. If the main contract is for creditors to provide debt letters of credit, letters of guarantee or standby letters of credit, the creditors and the debtors to modify, supplement or carry out financing under the letter of credit under the main contract, such modification or financing has been approved by the guarantor, the guarantor shall still be jointly and severally liable in accordance with the contract.

8. The same acts (such as) are an integral part of this Contract and have the same legal effect as the text of this Contract

9. During the term of validity of the guarantee limit agreed herein, a series of contractual agreements and other legal documents entered into between the creditor and the debtor to form a creditor’s debt relationship, unless it is expressly stated in such contracts, agreements and other legal documents that are not guaranteed by this contract, shall be deemed to be guaranteed by this contract as a joint liability guarantee.

10. The parties to the contract agree and confirm that, during the validity period of the guarantee limit, if the holder conducts discount business (including transfer discount business) or pledge financing business at the creditor’s office for the commercial bills signed, accepted or endorsed by the debtor, the discount agreement or pledge financing agreement signed by the holder and the creditor is the main contract guaranteed by this contract, and the creditor is in the discount agreement or pledge financing agreement The creditor’s rights under the agreement fall within the scope of the guarantee hereof, and the surety agrees to bear the joint and several guarantee liability as agreed in this contract.

11. The total number of originals of this Contract and the number of copies held by each party is set out in Clause 11 of the special agreement of Article 21 of this Contract. The debtor shall keep the copies and the children’s copies, and the copies shall be updated as required.

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Article 20 Notarization and voluntary acceptance of compulsory execution

1. If any party to this Contract requests for notarization, this Contract shall be notarized by a notary agency stipulated by the Sta

2. A contract with compulsory notarization shall have the effect of compulsory execution. When the surety fails to perform or improperly performs the debt, or when the creditor as provided by laws and regulations realizes the creditor’s rights as agreed in this contract, the surety agrees that the creditor shall apply to the notary office for an execution certificate with the effect of compulsory execution, and the surety shall voluntarily accept the compulsory execution measures directly applied by the creditor to the people’s court having jurisdiction with the execution certificate, and be aware of the corresponding legal consequences The surety undertakes not to raise any objection or defense

Iii. The Parties agree that before the notarial institution issues the execution certificate, it shall have the right to verify the fact of breach of contract, such as the guarantor’s non-performance or proper performance of the debt, by one or more means, such as mail, telephone, fax, E-mail, SMS, wechat, QQ, personal delivery and interview, in accordance with the terms of “Exchange of documents, communication and notice” agreed herein In case of face-to-face verification, the delivery shall be deemed to be by post, fax, email, SMS, wechat or QQ after the completion of the interview or phone call. Special delivery and other methods to check the delivery date of the contract “Document exchange, communication and notice” clause 1

4. If the guarantor has any objection to the breach of contract verified in the preceding paragraph, he shall, within five working days from the date of service, present evidence in writing to the notary office and provide sufficient evidence. If the uncertified body believes that the evidence is not enough to support its claim, it is regarded as the guarantor to acknowledge the failure to perform or appropriate g bank debt and other related breach of contract facts, agree that the notary agency according to the creditor application out of the county to carry out n certificate notary agency for the verification method and evidence period asked otherwise, according to the provisions of the notary agency.

Article 21 Special provisions of miscellaneous

Description of the factory and the opposing party

Creditor: No. 299, City Wanma Road, residential area, An branch of Industrial Bank Co., LTD. 7 persons: Wang Pei

Surety Hangzhou Fu Technology Co., Ltd. domicile No. 128 Qingxian Road, Linglong Street, Lin 'an District, Hangzhou City, China Legal representative/Person in charge: Lin Jianguo

Surety (Nature)

Domicile: L

Type of card and document number:

Ii. If you and your company have any questions about this contract, or if you and your company find violations of the contract and the business charges under the contract, please call Industrial Bank in time or directly complain or consult with the business branches of Industrial Bank, contact number: 95561

3. The guarantor is a voluntary creditor and Hangzhou Xinzi

Optoelectronic Technology Co., LTD (i.e., “Debt

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") to provide security for debts that occur continuously within a certain period oftime. In order to clarify the rights and obligations of both parties and abide by their good faith, both parties enter into this contract in accordance with relevant national laws and regulations for mutual compliance

4. The number of the contract signed by the creditor and the debtor on/year/month/day is L

The following contracts have been concluded before the expiration date of the Guarantee line:

1. /___年/___月/___日签署的编号/___的

《/___》(合同名称);

2. /___年/___月/___日签署的编号/___的

《/___》(合同名称);

3. /___年/___月/___日签署的编号/___的

《/___》(合同名称);

4. 其他合同: /___

6. The maximum amount of guarantee under this Contract shall be in the following formula:

(1) The maximum amount guaranteed under this contract is RMB. Amount (large) Write) or ten million yuan only

(2) The principal creditor of this contract is Yan Li Zhong Write)! Amount (large)

Vii. The guaranteed credit is valid from 265 days to June 2026 Date Expires

Viii. During the validity period of this Contract, The creditor shall be notified in writing 30 calendar days in advance of the issuance of shares, reorganization, merger, division, joint-stock reform, joint venture, cooperative contracting, leasing, change of business scope and registered capital, transfer of major assets, contingent liabilities and other matters that may affect or affect its ability to bear responsibilities When the change of equity reaches/percent, the written consent of the creditor shall be obtained in advance.

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1. /________年/____月/____日签署的编号/________________的《/______________________________》(合同名称);

2. /________年/____月/____日签署的编号/________________的《/______________________________》(合同名称);

3. /________年/____月/____日签署的编号/________________的《/______________________________》(合同名称);

4. 其他合同: /______________________________.

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2123061915495489030

Reach the platform, local or specialized court network service platform, as well as the electronic network integration and electronic APP of the deliverer:

（一）保证人为单位：

1. 收件人单位名称：杭州亿阳光伏科技有限公司；

收件人单位地址：浙江省杭州市临安区玲珑街道庆仙路128号；

邮编：311300；联系电话：13906500574；

联系人：林建国。

2. 指定代收人名称（如有）：/；

代收人地址：/；

邮编：/；联系电话：/。

（二）保证人为自然人：

1. 收件人姓名：/；

收件人地址：/；

邮编：/；联系电话：/。

2. 指定代收人（如有）：/；

代收人地址：/；

邮编：/；联系电话：/。

（三）保证人同意并确认以下任一电子通讯地址亦为有效送达地址：

1. 传真接收，号码：/；

2. 电子邮件，地址：/；

3. 手机短信，接收号码：13906500574；

4. 微信，微信号码：/；

5. QQ 接收，号码：/；

6. 其他电子通讯地址：/。

（四）保证人配偶：

1. 收件人姓名：/；

收件人地址：/；

邮编：/；联系电话：/。

2. 保证人配偶同意并确认以下任一电子通讯地址亦为有效送达地址：

传真接收，号码：/；

电子邮件，地址：/；

手机短信，接收号码：/；

微信，微信号码：/；

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（一）保证人为单位：

1. 收件人单位名称：杭州亿阳光伏科技有限公司；

收件人单位地址：浙江省杭州市临安区玲珑街道庆仙路128号；

邮编：311300；　联系电话：13906500574；

联系人：林建国。

2. 指定代收人名称(如有)：/；

代收人地址：/；

邮编：/；　联系电话：/。

（二）保证人为自然人：

1. 收件人姓名：/；

收件人地址：/；

邮编：/；　联系电话：。

2. 指定代收人(如有)：/；

代收人地址：/；

邮编：/；　联系电话：。

（三）保证人同意并确认以下任一电子通讯地址亦为有效送达地址：

1. 传真接收，号码：/；

2. 电子邮件，地址：/；

3. 手机短信，接收号码：13906500574；

4. 微信，微信号码：/；

5. QQ 接收，号码：/；

6. 其他电子通讯地址：/。

（四）保证人配偶：

1. 收件人姓名：/；

收件人地址：/；

邮编：/；　联系电话：/。

2. 保证人配偶同意并确认以下任一电子通讯地址亦为有效送达地址：

传真接收，号码：/；

电子邮件，地址：/；

手机短信，接收号码：/；

微信，微信号码：/；

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QQ connection, number: L

Other electronic mailing address:

(ii) Apply to the Arbitration Commission for arbitration, and the dispute shall be settled in accordance with the arbitration rules of the arbitration Commission in effect at the time of arbitration. To the extent permitted by the arbitration rules, both parties agree to adopt summary procedure for hearing. The arbitral award shall be final and binding upon both parties. The venue of the Tribunal shall be held at L -- _______E

Xi. This contract is made in one original copy, with three copies held by the creditor and three copies held by the witness. In one copy, declared by the party, in one copy

The parties shall keep the copies of the contract properly if necessary.

Xii. Supplementary Clauses

飞

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Sisterheart

Creditor (unit seal):

Be a teaching signatory (signature):

Yin Jun

202 car June 25

Guarantor unit:

Guarantor (official seal)

Use a fixed representative or have the right to sign a half person (equal whole/referring to the

4 6A sceoaulnl reyft

月 日

Guarantor person Natural person: R Certificate L (signature/finger):

Type and number of certificate:

years

Sponsor spouse makes a special commitment to:

As the spouse of the guarantor, I agree to sign and perform this guarantee contract. I have paid special attention to the blackening clauses of the contract, the restriction or exemption clauses of rights and obligations, and the reduction of liabilities of Industrial Bank, which have major interests for me, and have a comprehensive understanding of the contract terms Accurate understanding, Debi R has made a full explanation of the relevant terms and personal information processing rules at my request and said that I have issued a written document agreeing to the processing of personal information by Industrial Bank, and agree to provide joint and several liability guarantee for the contract debts based on Tiantong property as agreed in this contract. If it is necessary to dispose of the property of the guarantor and the property shared by the guarantor and me due to the creditor's exercise of the rights under this guarantee contract, I agree and accept the disposition and arrangement made by the creditor without raising any objection or defense

Spouse of the guarantor (signature/reference):

Type of ID ID Number:

Year/Month/Day

Date of signing: June 25, 2019 Place of signing: Gong___ District/County, ___ City, Hangzhou

A total of 19 pages

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月 日

20230619161746

Maximum guaranteed contract

No. : Xingyin Linbao No.2023 No. 029

Creditor: Industrial Bank Co., LTD. Hangzhou branch
Address: She Wanma 299, Lin 'an District, Hangzhou
Legal representative/Person in charge: Wang Pei

Surety (unit) L

Live: L

A t fixed generational/responsible person:

Surety Natural person) : Meng Yanling

Room 402, Unit 1, Building 9, Yuanyang Shanshui Garden, Jincheng Street, Lin 'an District, Hangzhou City, Suojiang Province Certificate Type k Certificate Number: i 410402196902141549

The place of signing the contract is Hangzhou ______ Gong _____

There are 19 pages on page 1

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Important Tips for Signing

In order to protect your rights and interests, please read, check and confirm the following matters carefully before signing this contract:

1. You and your company have the right to sign this Contract. If the consent of others is required according to law, you and your company have obtained full authorization; If the processing of others’ personal information is involved, you and your company have obtained the written documents of others’ consent to the processing of their personal information by Industrial Bank;

2. You and your company have carefully read and fully understood the terms and conditions of the contract, and have paid special attention to the contents of responsibility, exemption or reduction of the liability of Industrial Bank and the processing of personal information that are of great interest to you and your company, as well as the contents of the part in black font;

3. You and your company have fully understood the meaning of the contract terms and the corresponding legal consequences, and are willing to accept these terms and conditions;

Iv. By signing this contract, you and the relevant individuals agree to authorize Industrial Bank to process your personal information and the relevant intermediary’s personal information and keep it in accordance with the period specified by Industrial Bank; You and relevant individuals have been aware of the right to know, to decide, to withdraw consent or to refuse the right oftripartite processing ofpersonal information, and Industrial Bank has provided informed, decision and other services for information processing through a variety of means (including but not limited to on-site notification); If you and the relevant individuals wish to withdraw, limit or refuse the authorization of Industrial Bank to process personal information, you may do so in accordance with the provisions of this contract or the management procedures of Industrial Bank;

5. The contract text provided by Industrial Bank is only a model text, with blank lines after the relevant terms of the contract. In addition, “Supplementary clauses” are added at the end of the contract for each party to modify, add or delete the contract.

Vi. If you and your company have any questions about this contract or if you and your company find that the contract and the business charges under the contract are in violation of laws and regulations, please promptly call Industrial Bank or directly complain or consult with Industrial Bank’s business outlets. 561

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The surety shall voluntarily provide surety for the debts continuously incurred by the creditor and the debtor (see Article 3 of the special agreement of Article 21 of this Contract) within a certain period of time. In order to clarify the rights and obligations of both parties and abide by their credit, both parties enter into this contract in accordance with relevant national laws and regulations for mutual compliance

Article 1 Definition and interpretation

Unless otherwise agreed by the contracting parties in writing, then:

1. The definitions and interpretations stipulated in the Master Contract (as defined below) shall apply to the provisions hereof.

2. “Claims” or “master claims” include all kinds of domestic and foreign currency loans and trade financing (including international and domestic letters of credit, trust receipts, packaged loans, import and export bills, overdrafts, factoring, buyer’s credit, order financing, Forfaiting, payment on behalf and other international and domestic loans provided to the debtor under the master contract after the debtor has submitted an application to the creditor and the creditor has approved it after examination and verification Trade finance business, etc. ), bill business (including bill acceptance bill discount, bill repurchase, commercial bill guarantee, commercial bill guarantee, bill guarantee and other collateral business, etc. ), guarantee business (including international and domestic guarantees, standby letters of credit and other guarantee business precious metal delivery (including gold borrowing, agent precious metal trading, precious metal pledge financing and other Local and foreign currency claims (including compound interest, liquidated damages for creditors to realize their claims, etc. ), demounting and trading of products in and outside the table. During the performance of the master contract, the specific business a may be adjusted, changed or supplemented through negotiation between the creditor and the debtor. The specific business contract signed between the creditor and the creditor under the same item of the master warehouse shall prevail, and is not limited to the scope of business explicitly listed above.

The contents of the “claims” and the debts of the debtor mentioned in this contract correspond to each other. The debts of the creditor against the debts under the master contract correspond to the debts of the debtor to the creditor under the commercial contract.

3. “Principal” means the principal of the claims arising from the handling of the debts under the various internal and external statement claims agreed in paragraph 2 of this article, including but not limited to the foreign market borrowed principal, trade financing principal, bank acceptance bill payment, bill discount agreement and advance guarantee and letter of credit Advance money, the principal for which the creditor undertakes the guarantee responsibility for the debtor, and the principal portion of the creditor’s rights under the pledge of other kinds of financial business both on and off the balance sheet, etc.

4. “Maximum principal limit/maximum principal amount guaranteed” means the maximum principal limit/maximum principal amount expressly agreed upon by both parties in order to clarify the scope of claims guaranteed under this contract. Under such limit, the guarantor shall pay all the balance of claims under the maximum principal limit/maximum principal amount guaranteed, regardless of the number and amount of debts incurred between the creditor and the debtor 8 Bear joint and several guaranty liability.

5. “Validity period of guarantee amount” means an uninterrupted continuous period expressly agreed upon by both parties to clarify the scope of the guaranteed claims under this contract. For the claims arising during such period, the guarantor shall jointly and severally guarantee all the balance of the claims under the maximum principal limit/maximum principal claim amount of the debtor, regardless of whether the repayment period of a single debt of the debtor exceeds such period Liability.

6. “Expenses incurred by the creditor for the realization of the creditor’s right” means litigation (arbitration) fees, attorneys’ fees, travel expenses, enforcement expenses and insurance paid by the creditor for the realization of the creditor’s right by means of litigation, arbitration, application to a notarial institution for issuance of execution certificates, etc

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Full fees and other expenses for realizing the creditor’s rights.

7. The creditor shall exercise balance control over the debtor’s claims. The balance refers to the sum of the balance of the creditor’s claims against the debtor occurring within the validity period of the guarantee limit, including two parts: the outstanding balance and the outstanding balance after maturity

(1) The unmatured balances refer to the balances of various debts to be repaid formed when the time limit for the performance of debts has not yet expired.

(2) The term “outstanding balance” refers to the balance of all debts for which the debtor and the guarantor have not yet fulfilled their obligations of repayment upon the expiration of the time limit for the performance of the debts.

8. “Master Contract” means the credit line credit contract (the “Master contract”) concluded between the creditor and the debtor during the validity period of the guarantee line, and all sub-contracts under which the credit line is used, as well as the contracts specifying the amount of each debt, the time limit for the performance of the debt and other rights and obligations.

Among them, “Sub-contract” means A contract entered into by the debtor in accordance with the credit line credit contract, which specifies the amount of each main claim, the repayment period of the main claim and other rights and obligations when the debtor handles various financing, guarantee and other financial services within the credit line determined by the creditor and approved by the creditor. The credit line credit contract is the total contract of the sub-contract, the sub-contract and the sum With equal legal effect, it is a separable part of the general contract, regardless of the form of the sub-contract, and can be issued according to the needs of the business in the form of letter A, documentary application, contract, agreement and other creditors think appropriate. In case of any discrepancy between the provisions of the general contract and the conference contract, the sub-contract shall prevail

9. “Working day” in this Contract refers to working days other than legal holidays and weekends in China (excluding Hong Kong and Macao Joint Venture). “Business day” in this Contract refers to the business of the debt collection bank. If a withdrawal or repayment day falls on a non-business day during the performance of this contract, it shall be postponed to the next business day

Article 2 The secured principal creditor’s right This contract includes R’s principal creditor

1. The Credit Line Contract (the “General Contract”) concluded between the creditor and the debtor and all sub-contracts hereunder are set forth in Special Clause 4 of Article 2 hereof.

2. During the validity period of the guarantee line, the creditor agrees with the debtor on the amount of each debt, the time limit for the performance of the debt and other rights. A contract for obligations.

3. For contracts concluded before the expiration date of the guarantee limit, see Article 21 Special Agreement Clause 5 of this Contract.

4. All claims of the creditor against the debtor arising under the above-mentioned master contract shall constitute the claims of the master contract guaranteed by the contract. The currency, principal amount, interest rate and time limit for the debtor to perform the debts shall prevail as stipulated in the master contract.

Article 3 The maximum principal limit/maximum amount of the principal creditor guaranteed

1. The maximum amount of guarantee under this Contract shall be the party specified in special Clause 6 of Article 21 of this Contract Formula.

2. Within the maximum principal limit/maximum amount of the principal claim of the guarantee, regardless of claims between the creditor and the debtor

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The surety shall be jointly and severally liable for all the balance of the claim (including principal, interest, penalty interest, compound interest, liquidated damages, expenses of the creditor to realize the claim, etc.) under the maximum principal limit/maximum principal claim amount.

Article 4 The term of validity of the surety limit

1. The term of validity of the warranty amount is set forth in special Clause 7 of Article 21 of this Contract.

2. Unless otherwise agreed herein, the date of occurrence of the debt guaranteed under this Contract must be within the validity period of the guarantee amount, and the maturity date of each debt may exceed the validity date of the guarantee amount, that is, regardless of whether the maturity date of a single debt of the debtor exceeds the validity date of the guarantee amount, the guarantor shall bear the joint and several guarantee liability for the creditor’s rights guaranteed.

Article 5 Surety Method

1. The surety shall be jointly and severally liable under this contract, and the surety and the debtor shall be jointly and severally liable for the debts. If the debtor fails to perform the debts to be paid in due course according to the order of the principal for any reason, including but not limited to the debts to be collected by the creditor due to the default of the debtor or the guarantor) or under any circumstances agreed in this Contract, the surety shall perform the supplementary liability on behalf of the debtor as agreed in this Contract

2. If the debtor fails to repay the principal debt and pay the interest on schedule as agreed upon upon the expiration of the performance period of the principal debt, the surety shall be jointly and severally liable for repayment according to the contract.

3. If the redemption party of the principal debt performance period expires prematurely according to the principal contract, the surety shall be jointly and severally liable for the debts that are due early and the debts within the scope of his insurance.

Article 6 Scope of surety

1. The claims guaranteed by this Contract (referred to as “E guaranteed claims”) are all the claims against the debtor formed by the creditor for providing the debtor with various loans, financing, guarantees and other internal and external financial services as agreed in the main contract, including but not limited to the interest on the claims (including interest and compound interest), liquidated damages, damages and the expenses of the creditor for realizing the claims, etc.

2. The creditor’s claims already existing with the debtor before the commencement of the contract guarantee amount, which the parties hereto agree to transfer to the maximum amount guaranteed by the contract.

3. Trade financing, acceptance, bill repurchase, guarantee and other financing services handled by the creditor for the debtor during the validity period of the guarantee limit shall also constitute a part of the creditor’s claims against the debtor arising from the debtor’s refusal to pay or the creditor’s advance after the validity period of the guarantee limit

4. The principal, interest, other expenses, time limit for performance, purpose, rights and obligations of the parties and any other related matters of each creditor’s right enjoyed by the creditor due to the debtor’s handling of various financing, guarantee and other financial operations inside and outside the statement under the master contract shall be recorded in the relevant agreements, contracts, applications, notices, various certificates and other relevant legal documents under the master contract Shall prevail, and the issuance or signing of the relevant agreements, contracts, applications, notices, various types of vouchers and other relevant legal documents need not be confirmed by the surety.

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5. In order to avoid ambiguity, all costs and expenses incurred by the creditor in preparing, perfecting, performing or enforcing this Contract or exercising its rights under this Contract (including but not limited to attorney’s fees, litigation (arbitration) fees, fees for applying to notarial institutions for issuance of execution certificates, etc.) shall form part of the secured claims.

Article 7 Guaranty Period

The warranty period under this contract shall be:

The guarantee period shall be calculated separately on the basis of each financing provided by the creditor to the debtor under the master Contract, and in the case of each financing, the guarantee period shall be three years from the date of expiry of the term of performance of the debt under that financing.

2. If the financing specified in a single master contract matures in batches, the guarantee period for each batch of debt shall be three years from the date of expiration of the performance period for each batch of financing.

3. If the main debt is repaid in installments, the guarantee period of each installment of the debt shall be three years from the date of maturity of each installment of the debt.

4. If the creditor and the debtor reach a term agreement on any financing under the main contract, the witness hereby irrevocably recognizes and agrees to the extension of the term, and the surety shall still be jointly and severally liable for the financing under the contract as agreed in this contract. For each extension of financing, the guarantee period may be three years from the date of expiration of the term of performance of the debt re-agreed upon in the extension agreement.

5. If the creditor declares the debt to be due early in accordance with the provisions of laws and regulations or the agreement of the principal, the guarantee period shall be three years after the expiration of the time limit for performance of the debt notified by the creditor to the debtor

6. The guarantee period under the letter of credit and letter of guarantee for a banker’s acceptance bill shall be three years from the date on which the creditor advances the payment. If the payment is advanced in installments, the guarantee period shall be calculated separately from the date on which each advance is made

7. The guarantee period for the discount of a commercial bill of exchange shall be three years from the date of maturity of the attached bill

8. Three years from the date of expiration of the time limit for the performance of the debts under other financial services provided by the creditor for the debtor, both inside and outside the statement.

Article 8 Guarantee the performance of obligations

1. Guaranty shall bear joint and several guaranty liability under this contract. As long as the creditor submits to the guarantor a debt collection notice indicating the number of the guaranty contract and the amount of creditor’s rights, the guarantor shall immediately perform the repayment obligation and waive all defense grounds upon receipt.

2. Unless specified in the contract and irrevocably agreed by the surety herein, the creditor has the right to allow the debtor to transfer all or part of the debt, and the surety shall bear the joint and several surety liability for the debt transferred by the debtor according to the provisions of this contract

3. The surety hereby specifically declares that the surety is aware that the use of claims secured by this contract may include the use of new loans to repay old ones, and the surety agrees to assume joint and several surety liability for the claims borrowed from new loans to repay old ones as agreed in this contract.

4. If the debtor violates the provisions of the master contract (including but not limited to the debtor’s failure to use the loan for the purpose agreed in the master contract), the surety shall not affect the surety’s joint and several surety liability, and the surety shall not ask for mitigation or exemption on this grounds

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In addition to joint and several guaranty liability.

Article 9 Declaration and undertaking of the guarantor

The guarantor voluntarily makes the following declarations and undertakings, and shall bear legal responsibility for the authenticity of their contents:

(1) The guarantor is an independent legal subject, has all the necessary capacity for civil rights and civil conduct, and provides relevant certificates, permits, certificates and other documents required by the creditor from time to time. If it involves the processing of personal information of the natural person related to the guarantor or the natural person guarantor and his or her spouse, a written document of the individual’s consent to the creditor’s processing of his or her personal information shall be issued.

2. The guarantor has sufficient ability to perform all obligations and responsibilities under this contract, and voluntarily pays off debts arising from the debtor’s financing, guarantee and other off-balance sheet financial business under the main contract to the creditor, and does not lessen or exempt the repayment liability due to any instructions or changes in financial status. If a surety is a natural person, the surety further undertakes that in the event that the surety goes missing or is declared missing, cannot be regularly contacted, is missing or loses the necessary capacity for civil conduct, his guardian or the receiver of the property guaranteed shall bear the joint and several surety liability to the creditor under this contract. If the surety dies or is declared dead, the surety will be jointly and severally liable to the creditor under this contract with his estate

3. The guarantor shall be fully authorized and legally qualified Certificate e has obtained and completed all internal approvals necessary for the execution and performance of this Contract, and has obtained and completed half of all approvals, registration, authorization, consent, permission or other relevant formalities necessary for the execution and performance of this Contract from any government ministry or other authority, and has obtained and completed all approvals, registration, consent, consent, and other relevant formalities necessary for the execution of this Contract. The licenses, authorizations and other related formalities shall remain valid and valid.

4. If the guarantee is a unit, the signing of this contract shall be in full compliance with the Guarantor’s articles of Association, internal decisions and resolutions of the shareholders’ meeting and the board of directors, and the signing of this Contract shall not be in conflict with or contrary to any of the Guarantor’s articles of association, contracts, resolutions of the shareholders’ meeting, the board of directors and the policies of the Company

5. The signing and performance of the contract shall be based on the true intention of the guarantor. The execution and execution of the said contract does not violate any law, regulation, regulation or contract that is binding on the guarantor. This contract is legal, valid and enforceable. If the national guarantor’s rights in signing and performing this contract are defective and make this contract invalid, the guarantor will immediately and unconditionally compensate the creditor for all losses.

6. All documents, financial statements and other materials provided by the Guarantor to the creditor under the same paragraph are true, complete, accurate and valid.

7. The guarantor shall obtain the written consent of the creditor in advance if there is any change in the equity structure or the main management personnel or other major events or major transactions.

8. The surety shall have the right to recover the money from the debtor after performing the surety obligation, provided that it does not affect the debtor’s future repayment of the debts. However, if the debtor faces both forced repayment by the surety and any demand for payment by the creditor under the master contract, the surety agrees that the debtor has priority in paying its debts to the creditor.

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9. If the debtor and the surety have entered into or will enter into a countersecurity contract with respect to their security obligations under this contract, the countersecurity contract shall not prejudice, in law or in fact, any of the creditor’s rights under this contract.

10. Before the completion of the repayment of the secured obligation, the creditor shall have the right to request the guarantor to provide a new full and effective guarantee if, for any reason, the guarantor’s guarantee capacity is reduced to insufficient to guarantee the entire obligation.

11. There is no litigation, arbitration or administrative penalty currently occurring and not yet outstanding or, to the knowledge of the Guarantor, likely to arise against him or his property, and no liquidation or settlement or other similar proceedings have taken place against him, whether on his own initiative or by a third party

12. In the event of litigation or arbitration or other disputes between the creditor and the guarantor or any third party related to the Guarantor due to the performance of its obligations under this Contract, resulting in the creditor being forced to participate in the Guarantor/ any dispute between the third party, the litigation or arbitration costs, attorney’s fees and other expenses paid by the creditor as a result shall be borne by the Guarantor.

13. If other security exists under the master Contract (for but not limited to security, pledge, backup and any other form of security), the surety agrees that the claim is waived in part of the security interest or in the order of the security interest (including where the security is provided by the debtor). The creditor and any guarantor (including the pledge of the debtor, etc.) can agree to change the order of the security interest and the amount of the secured claim. Even if the creditor does the above acts, the guarantor shall still bear all the joint and several guarantee liabilities in accordance with this contract

14. If the debtor’s payment of claims under the main contract is insufficient or likely to be insufficient to pay off all the debts, or if the witnesses under this contract or may be insufficient to pay off all the secured claims, the creditor shall decide the specific order of payment or collection.

15, guarantee for the unit, the promise that the information publicized in the national enterprise credit information publicity system is true, complete, legal and effective guarantor promises to continue to agree with creditors to inquire the system of enterprises choose to publicize and unfair information, if creditors require capital verification, the guarantor agrees to carry out capital verification in accordance with the requirements of creditors and provide professional institutions out of the capital verification report.

16. For any violation of the financing contract, guarantee contract or other contract signed by the guarantor and any department or institution of Industrial Bank (including subsidiaries of Industrial Bank), other banks, banking financial institutions or units under the same item, the guarantor shall immediately notify the creditor in writing.

17. If the guarantor carries out any registration of establishment, alteration or cancellation in the State administrative department for industry and commerce or other relevant departments of the State, it shall notify the creditor before applying for registration, and serve the relevant copy of registration on the creditor immediately after the completion of registration

18. The guarantor hereby declares and authorizes: the creditor has the right to conduct the necessary investigation of the credit status of the guarantor in accordance with the laws and regulations of the State and relevant policies, including inquiring the credit information of the guarantor into the basic database of financial credit information established by the State, and may act in accordance with the needs of the People’s Bank of China for the credit investigation of construction enterprises and individuals

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The relevant credit information is submitted to the national financial credit information basic database, and the relevant information is allowed to be legally queried within the scope of authorization.

Xix. The Guarantor hereby declares and authorizes that the creditor has the right to submit the information related to this contract and other relevant information to the above-mentioned departments andinstitutions and their established or recognized information management systems according to the needs of administrative/judicial/supervisory departments, banking regulators, banking associations and other relevant information management work, and hereby permits the relevant information to be legally searched.

Article 10 The obligation of the guarantor to disclose major transactions and major events to the creditor,

1. The surety shall promptly report to the creditor in writing the major transactions and major events that occur in the surety

2. During the validity period of this Contract, the guarantor shall notify the creditor in writing 30 calendar days in advance of any event such as stock conversion, reorganization, merger, subdivision, joint-stock reform, joint venture, cooperation, joint venture, contract, lease, business scope and change of registered capital, transfer of major talents, contingent liabilities, etc., or any event that may affect or seriously affect the Guarantor’s ability to bear responsibilities Party B. The creditor’s prior written consent shall be obtained when the modification of the equity is effected under Special Clause 8 of Article 3 of this Contract

3. The guarantor shall immediately notify the creditor in writing on the date of the occurrence of any major event that may affect or seriously affect the guarantor’s ability to undertake the business. The guarantor shall cease business, be declared bankrupt, liquidate, cancel its business license, be liquidated, deteriorate its financial situation, or any other major event that may affect or seriously affect its ability to undertake the business

4. When major litigation, arbitration or other major disputes occur between the surety and any third party, or the surety’s major assets are seized, sealed up, settled or enforced, or other measures with equal effect are taken, the surety shall immediately notify the creditor in writing on the date of occurrence of other major events that may affect or seriously affect its ability to bear liability.

5. The surety shall testify that it shall not use any third party’s legal dispute (including the basic trade contract dispute) as an excuse to endanger the habitus’ rights

Article C = Creditor’s rights

i. When the debtor fails to perform its obligations under the master contract or the surety fails to perform the obligations under this contract, The surety and the surety’s spouse hereby irrevocably authorize the creditor, without litigation or arbitration or other legal proceedings, to directly debit the surety for the payment of the secured claim from any account opened by the surety’s spouse at the creditor’s and all branches and subsidiaries of the Bank. The surety and the surety’s spouse agree that the creditor has the right to determine the specific order of collection When the amount is deducted from the account of the guarantor and the guarantor’s spouse, if the currency in the account is different from the currency of the secured claim, the midpoint price published by the creditor on the day of deduction shall be converted. If the agreed account involves products such as financial products or structured deposits, the guarantor and the spouse of the guarantor hereby irrevocably authorize the creditor to directly initiate an application for redemption of the relevant products on behalf of the creditor or take other necessary measures to ensure the smooth deduction of the said amount by the creditor, and the guarantor and the spouse of the guarantor shall provide all necessary cooperation.

3. The creditor shall have the right to request the guarantor at any time to provide financial reports and financial information reflecting its business situation and credit standing

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Financial statements, personal information and other materials.

3. When the debtor fails to perform its obligations in accordance with the contract or fails to perform the provisions of this contract, regardless of whether the creditor has other security rights for the claims under the main contract (including the security of the debtor’s own property and the security or guarantee provided by a third party, including but not limited to guarantee, mortgage, pledge, letter of guarantee, standby letter of credit and any other forms of security) The creditor shall have the right to first require the guarantor to bear all the joint and several guaranty liabilities under this contract, without having to first invoke other security rights. The guarantor voluntarily waives the defense of requiring the creditor to first perform the security of the property provided by the debtor and all other legal and regulatory defenses against the creditor.

4. Before or after the claims secured under this contract are determined, the creditor shall have the right to transfer all claims under the main contract and their corresponding security interests to a third party (such as the establishment of a trust, asset management plan and other special purpose vehicles) without the consent of the guarantor. The guarantor agrees to remain the transferee of claims under this contract (or the establishment of a trust, asset management plan, etc.) for the transferred claims The special purpose vehicle) shall provide joint and several liability guarantee.

5. If the surety is a unit, if the surety violates this contract or is in a situation that may jeopardize the realization of the creditor’s rights, the creditor shall have the right to require the surety and its shareholders to accelerate the maturity of the subscription of the capital contribution, the surety shall promptly subscribe the capital as required by the creditor, and the creditor shall not pay dividends to the surety and its shareholders.

Article 12 Alteration of the master contract

The guarantor agrees and confirms that: the creditor and the debtor through negotiation modify or change the main contract, or the financing, guarantee and other off-balance sheet financial business under the main contract shall be deemed to have obtained the prior consent of the guarantor, and there is no need to notify the guarantor, and the guarantor’s joint and several guarantee liability shall not be reduced accordingly.

Article 13 Events and liabilities for breach of contract

1. After this Contract comes into force, both the creditor and the guarantor shall perform their obligations under this contract. Any party that fails to perform or fails to fully perform its obligations under this contract shall bear the corresponding liability for breach of contract.

2. Any of the following forms shall constitute a breach of contract by the guarantor:

(Any testimonies and documents submitted by the Guarantor to the creditor and any of the declarations and undertakings under Article 9 hereof are proved to be untrue, inaccurate, incomplete or intentionally misleading;

(2) the guarantor violates the obligation to disclose material transactions and material events as stipulated in Article 10 above;

(3) deterioration of the credit and financial status of the guarantor, or loss of business reputation, significant weakening of solvency (including contingent liabilities), or possible loss of ability to guarantee due to factors other than the insurer;

(4) the guarantor ceases business, is in business, is declared bankrupt, is dissolved, has its business license revoked, is revoked, etc.;

(5) the guarantor or the controlling shareholder of the guarantor, the actual controller or its affiliates are involved in major litigation, arbitration or other disputes, or its major assets are seized, sealed up, frozen, enforced or other measures with the same effect have been taken;

(6) the guarantor or the legal representative of the guarantor, the actual controller, the director, the supervisor or the senior management of the guarantor has been criminally detained or has been subjected to other compulsory measures, has disappeared or been declared missing, has lost the necessary capacity for civil conduct, or has not

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Legal normal contact, death or declaration of death, death or declaration of death without heirs, legatee, receiver or successor, legatee refusing to accept inheritance, legacy or guardian, successor, legatee or receiver refusing to continue to perform this contract, transfer assets under the pretence of marital change or attempt to transfer assets, etc., resulting in the ability to repay the surety Adversely affect;

(vii) any event of default by the guarantor under this Contract or under the financing contract, guarantee contract or other contract signed with any department or institution of Industrial Bank (including subsidiaries of Industrial Bank), other banks, non-bank financial institutions or units;

(8) Any other event that endangers, damages or may endanger or damage the rights and interests of creditors or breaches other terms of this Contract by the guarantor.

If the guarantor defaults, the creditor has the right to take one or more of the following measures

(1) Require the guarantor to correct the breach within a time limit;

(2) to declare early expiration of the time for performance of the principal obligation;

(3) requiring the guarantor to provide new full and effective guarantees; And

(4) require the surety to immediately perform the joint warranty

(5) demand the guarantor to compensate for the loss of the debtor’s life caused by the breach of contract (6) cancel the guarantor’s act of impairing the creditor’s interest;

And (7) Direct debit of the money opened by the surety and the surety puppet at the creditor’s Office and any of the branches and subsidiaries of Industrial Bank shall be reimbursed For securing claims, surety A and the spouse of the surety agree that the creditor has the right to decide the specific order of deduction. If the currency of the creditor in the account of the surety and the spouse of the surety is different from the currency of the secured claim, the amount shall be converted according to the middle price of the quotation published on the day of deduction; If the deduction account involves financial products or structured deposits and other products, the creditor has the right to initiate the relevant product redemption application on behalf of the guarantor and the guarantor’s spouse or take other measures to ensure that the creditor successfully deducted the money, the guarantor and the guarantor’s spouse should provide -iEe;

(8) pursue the liability of the guarantor for breach of contract by other legal means.

The guarantor undertakes to enforce the above measures of the creditor and waives all defenses.

Article 14 Continuity of obligations

1. All obligations of the guarantor under this Contract shall be continuous and have full and equal binding force on his guardian, successor, owner, receiver, transferee and the subject after merger, reorganization, change of name, etc.

2. The surety hereby confirms that the creditor may provide financing, guarantee and other off-balance sheet financial services to the debtor continuously and circulatively according to the master contract, and that the surety shall provide joint and several liability guarantee for all claims arising from the provision of such financial services by the creditor, regardless of the number of times the debtor conducts financial services and the amount and time limit of each financial service.

3. This contract is a continuing guarantee that the debtor shall be liable for any part of all the secured claims or any part thereof

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Payment in advance or satisfaction shall not be deemed to release the Guarantor from joint and several warranties under this contract. The Guarantor shall be jointly and severally liable for payment of the final balance of the secured claim

4. If the secured claim is discharged or satisfied in whole or in part on the basis of any payment, security or other disposition which is declared invalid or required to be repaid by bankruptcy, liquidation or other similar proceedings, the surety’s liability under this Contract shall continue in effect as if such discharge or satisfaction had not occurred.

Article 15 Arrangements for subrogation

The surety hereby specifically declares that, in the event that the surety fails to assume joint and several surety liability, or that the surety has circumstances under this contract that may affect the assumption of joint and several surety liability and the realization of the creditor’s claim, or that the surety does not have sufficient property to repay the creditor for the advance, the surety shall be liable to any claims, receivables and other property interests that the surety has against any third party Shall be entitled to exercise the right of subrogation. The surety will voluntarily waive his defense against the creditor

Article 16 Set-off arrangements

The creditor shall not be bound by any right of the guarantor under this contract or otherwise

3. Set-off by three persons against any right of set-off by the creditor.

Article 17 Exchange, correspondence and communication of documents)

1. The Guarantor agrees and confirms that the address stipulated in Article 9 ofthe second Special Contract ofthis Contract shall be used as the notice under this Contract and the relevant litigation (arbitration by himself), notarization and legal documents (including but not limited to various notices and documents of the contracting parties) in case of disputes; Litigation (or arbitration application) and evidence, summons, notice of response, notice of evidence, notice of issuance, payment order, judgment (award), award, mediation, execution notice, time limit, bank communication and other litigation or arbitration hearing, realization of security interest procedures and legal documents at the execution stage served by the court or arbitration; The effective service address of all kinds of communication and legal documents sent by notary agencies, and further agree that creditor’s rights A notary agencies, courts, judicial organs and other notices and legal documents are entitled to choose paper or sub-service, including but not limited to E-mail, China trial process Information Disclosure network The national unified delivery of the flat, local or specialized court network services as well as the delivery of the electronic network, electronic APP.

Second, this. The first agreed service address application period includes non-litigation stage and dispute into arbitration, litigation proceedings after the first instance, second instance, retrial, implementation, the realization of security real right procedures, urging procedures and mandatory execution of notarization and other stages, such as the service address has changed, the guarantor should inform the creditor in writing in advance (litigation or arbitration should also be written in advance Notify the arbitral tribunal or court, has handled the compulsory execution of notarization should also notify the original notarial institution in writing) to re- confirm the address of service and obtain the receipt. If no notice is given in advance, the address shall be deemed as unchanged and the corresponding legal consequences shall be borne by the surety. The address for service stipulated in the first paragraph of this article shall still be deemed as the effective address for service.

3. Any document, communication, notice and the above legal instrument, provided that it is sent at any of the addresses specified in paragraph 1 of this Article, shall be deemed to have been served on the following dates (service to the designated consignee shall be deemed to have been served on me):

(1) by post (including speed post, regular mail or registered post), on the fifth day after the date of Posting

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The date of making shall be deemed to be the date of service;

(2) Fax, email, SMS, credit, Q0 or other electronic communication address, the date of sending shall be deemed to be the day of service

(3) If the service is delivered in person, the date on which it is signed by the recipient shall be deemed as the day of service. If the addressee refuses to accept the document, the sender may record the process of service by taking photos or video, and leave the document in lien, which shall also be deemed to have been served.

4. If the address for service provided or confirmed by the surety is inaccurate or untrue, or the surety fails to timely notify the other party, the arbitration institution, the people’s court or the notary institution after the change of the address for service, resulting in the actual service being unable to be served, the surety shall bear the corresponding legal consequences and shall be deemed to have been effectively served

(1) If it is served by post, the date on which the document is returned shall be deemed as the date of service

(2) If the service is served by hand, the date on which the bearer records the information on the return certificate of service on the spot;

(3) If the service is served by electronic means, the date of dispatch shall be the date of service.

5. If the creditor makes a public announcement on a website, Internet bank, telephone bank or business outlet at the place of domicile specified in the contract as the place of service,/ the date on which the announcement is made shall be deemed as the date of service. The creditor shall under no circumstances be liable for any transmission error, omission or delay in the postal or other communication system.

6. The Parties agree that the official seal of the company, office seal, financial seal, special seal for contract, receipt and delivery seal and special seal for creditor’s credit business of each party are valid seals for the service of notice or legal documents and correspondence by the party concerned. All the personnel of the guarantor unit shall have the right to sign and receive the correspondence, communication and notification

7. This Treaty shall be regarded as the exclusive paragraph A of the Contract and shall not be affected by the validity of this Contract and other terms of the Contract.

Article 18 Application of law, jurisdiction Dispute settlement /

1. The conclusion, validity, performance, termination, interpretation and dispute resolution of this Contract shall be governed by the laws of the People’s Republic of China (excluding the laws of the Hong Kong Special Administrative Region, the Macao Special Administrative Region and the Taiwan Region for the purpose of cooperation).

2. Any dispute arising out of this Contract shall be settled by the guarantor and the creditor through friendly negotiation. If no agreement can be reached through friendly negotiation, the parties shall agree to settle the dispute in the manner specified in Article 21 of this Contract.

3. During the period of dispute, the Contract shall continue to perform any provision that does not involve the dispute. The guarantor shall not refuse to perform any of its obligations under this contract on the grounds of dispute settlement.

Article 19 Validity of a contract and other matters

1. This Contract shall come into force on the date of signature, seal or fingering by the parties hereto and shall remain valid until all the secured claims have been paid off

2. Any modification or supplement to this Contract shall become effective upon the agreement of the surety and creditor through consultation and in written form, and upon the signature or seal of the legal representative/ responsible person or authorized representative of each party or his/her fingerprints.

3. After this Contract becomes effective, the principal contract signed by the creditor and the debtor need not be confirmed by the surety.

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Iv. The creditor has asked the guarantor to pay special attention to the content of “Important Hints for signing” of the contract, the guarantor has fully read all the provisions of the contract, and paid special attention to the provisions of the contract with black font and the contents of the contract that have significant interests of the guarantor, such as liability, exemption or reduction of the liability of the creditor. At the request of the guarantor, the creditor has discussed the corresponding provisions of the contract and the individual The information processing rules have been fully explained and explained, the meaning of the terms of this contract and the corresponding legal consequences have been fully known and fully understood by the surety, the understanding of the terms of this contract is completely consistent between the two parties, and there is no objection to the content of the contract. The surety provides the joint liability guarantee for the main contract debtor and performs the joint liability guarantee according to the provisions of this contract.

5. During the validity period of this Contract, any tolerance, grace, preference or delay given by the creditor to the sub-debtor or the guarantor shall not prejudice, affect or limit all rights and interests that the creditor shall enjoy in accordance with relevant laws, administrative regulations and provisions of this Contract. 1 Neither shall it be deemed nor affected by the creditor’s waiver of rights and interests under this contract Any obligation of the guarantor under this Contract

6. The creditor shall have the right to authorize or entrust other branches of Industrial Bank to perform the main Contract and rights and obligations under this Contract (including but not limited to other branches of Industrial Bank to sign relevant contracts, etc.) according to the operation and management needs, or transfer the main contract and rights and obligations under this contract to other branches of Industrial Bank to undertake the management, and the creditor shall not obtain any other guarantee from the guarantor for the above- mentioned acts The creditor shall still bear joint and several guaranty liability as agreed in this contract. Other branches of Societe Generale Bank authorized or managed by the creditor shall have the right to file lawsuits with the court or submit arbitration cases to the arbitration authority for disputes arising under the main Contract and this contract.4

7. Where the main contract is for creditors to provide debt letters of credit, letters of guarantee or standby letters of credit, the creditor and the debtor shall, for any amendment, supplement or financing under the letter of credit, letter of guarantee or standby letter of credit under the main contract, such amendment or financing shall be deemed to have obtained the prior consent of the surety, and the surety shall still bear joint and several surety liabilities in accordance with the contract.

8. Appendix t(if any) to this contract shall be an integral part of this contract and have the same legal effect as the body of this Contract

9. During the term of validity of the guarantee limit agreed herein, a series of contractual agreements and other legal documents entered into between the creditor and the debtor to form the relationship between creditor and debtor, unless it is expressly stated in such contracts, agreements and other legal documents that are not guaranteed by this Contract, shall be deemed to be guaranteed by this contract as a joint liability guarantee.

10. The parties to the contract agree and confirm that, during the validity period of the guarantee limit, if the holder conducts discount business (including transfer discount business) or pledge financing business at the creditor’s office for the commercial bills signed, accepted or endorsed by the debtor, the discount agreement or pledge financing agreement signed by the holder and the creditor is the main contract guaranteed by this contract, and the creditor is in the discount agreement or pledge financing agreement The creditor’s rights under the agreement fall within the scope of the guarantee hereof, and the surety agrees to bear the joint and several guarantee liability as agreed in this contract.

Xi. The total number of originals of this Contract and the number of copies held by each party is set out in the special provisions of Article 21 of this Contract + 1. The debtor shall keep one copy, and the copies shall be updated as required.

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Article 20 Notarization and voluntary acceptance of compulsory execution

1. If any party to this Contract requests for notarization, this Contract shall be notarized by a notary agency stipulated by the State.

2. A contract with compulsory notarization shall have the effect of compulsory execution. When the surety fails to perform or improperly performs the debt, or when the creditor as provided by laws and regulations realizes the creditor’ s rights as agreed in this contract, the surety agrees that the creditor shall apply to the notary office for an execution certificate with the effect of compulsory execution, and the surety shall voluntarily accept the compulsory execution measures directly applied by the creditor to the people’s court having jurisdiction with the execution certificate, and be aware of the corresponding legal consequences The surety undertakes not to raise any objection or defense.

Iii. The parties agree that before the notarial institution issues the execution certificate, it shall have the right to verify the fact of breach of contract related to the guarantor’s non-performance or proper performance of the debt by one or more means, such as mail, telephone, fax, E-mail, SMS, wechat, QQ, personal delivery and interview, in accordance with the terms of “Exchange of documents, communication and notice” agreed herein If the interview is verified, the interview or the call shall be deemed to have been delivered, and the “Document Exchange, communication and Notice” clause of this Contract shall be executed on the delivery date verified by mail, fax, email, SMS, wechat, QQ, professional personnel, etc..

4. If the guarantor has any objection to the violation of the verification mentioned in the preceding paragraph, he shall, within five working days from the date of service, present evidence in writing to the notary office and provide sufficient evidence. If according to the certificate or the certificate agency believes that the evidence is not enough to support its claims, it is regarded as the guarantor, to admit the failure to perform or improper debt provision and other related breach of contract facts, agree that the notary agency according to the creditor application out of the county certificate. If the notary has other provisions on the method of stone fruit and the period ofproof, it shall be executed according to the provisions of the notary

Article 21 Special provisions

Description of the opposing side

Creditor: No. 299, Wanma Road, JinTSF, residential area, Lin ' an Branch, Industrial Bank Co., LTD. Legal representative:

Wang Kan guarantor

Ju A

Legal representative/responsible person: L

Surety (natural person): Meng Ling

Address: Room 402, Unit 1, Building 9, Yuanyang Shanshui Garden, Jincheng Street, Lin 'an District, Hangzhou City, Zhejiang Province Certificate Type and Number: ID 410402196902141549

202301916146

Agent ") provides security for debts that occur consecutively within a certain period of time. In order to clarify the rights and obligations of both parties and abide by their good faith, both parties enter into this contract in accordance with relevant national laws and regulations for mutual compliance.

The creditor and the debtor are signed on __________ numbered L

The Line of Credit Contract (the "General Contract") and all sub-contracts thereunder. 5. The following contracts have been concluded before the expiration date of the Guarantee line:

1.1

_ Year _ date signed number the

)(Contract name);

1

2. The number of the year _ day sign the summer! the

The < _ "(same name);

3. The number of the year sign the summer! the

-)(stated in the contract);

"

4. Other contracts:

Vi. The maximum amount guaranteed under this Contract shall be Erchaco:

(1) The maximum amount of guarantee under this Contract shall be in Chinese and RMB. Amount (large)

Write) Twenty million yuan only

(ii) The principal certificate Department under this contract Amount (large)

Write)

t, the guaranteed credit is valid from 26th October to 2026 _b

Ends on day y

8. During the validity period of this Contract, creditors shall be notified in writing 30 calendar days in advance of any guaranteed share transfer, reorganization, merger, division, joint-stock system transformation, joint venture, cooperative contract, lease, change of business scope and registered capital, transfer of major assets, contingent liabilities, etc., or any event that may affect or affect its ability to bear responsibilities. When the change of equity reaches ___ percent, the written consent of the creditor shall be obtained in advance.

20230619161746

Reach the platform, local or specialized court network service platform, as well as the electronic network platform and electronic APP of the deliverer:

（一）保证人为单位：

1. 收件人单位名称：/；

收件人单位地址：/；

邮编：/；　联系电话：/；

联系人：/。

2. 指定代收人名称（如有）：/；

代收人地址：/；

邮编：/；　联系电话：/。

（二）保证人为自然人：

1. 收件人姓名：孟艳玲

收件人地址：浙江省杭州市临安区锦城街道远洋山水花园9幢1单元402室；

邮编：311300；　联系电话：15088630027。

2. 指定代收人（如有）：/；

代收人地址：/；

邮编：/；　联系电话：/。

（三）保证人同意并确认以下任一电子通讯地址亦为有效送达地址：

1. 传真接收，号码：/；

2. 电子邮件，地址：/；

3. 手机短信，接收号码：15088630027；

4. 微信，微信号码：/；

5. QQ 接收，号码：/；

6. 其他电子通讯地址：/。

（四）保证人配偶：

1. 收件人姓名：/；

收件人地址：/；

邮编：/；　联系电话：/。

2. 保证人配偶同意并确认以下任一电子通讯地址亦为有效送达地址：

传真接收，号码：/；

电子邮件，地址：/；

手机短信，接收号码：/；

微信，微信号码：/；

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第 17 页 共 19 页

（一）保证人为单位：

1. 收件人单位名称：/；

收件人单位地址：/；

邮编：/；　联系电话：/；

联系人：/。

2. 指定代收人名称(如有)：/；

代收人地址：/；

邮编：/；　联系电话：/。

（二）保证人为自然人：

1. 收件人姓名：孟艳玲

收件人地址：浙江省杭州市临安区锦城街道远洋山水花园9幢1单元402室；

邮编：311300；　联系电话：15088630027。

2. 指定代收人(如有)：/；

代收人地址：/；

邮编：/；　联系电话：/。

（三）保证人同意并确认以下任一电子通讯地址亦为有效送达地址：

1. 传真接收，号码：/；

2. 电子邮件，地址：/；

3. 手机短信，接收号码：15088630027；

4. 微信，微信号码：/；

5. QQ接收，号码：/；

6. 其他电子通讯地址：/。

（四）保证人配偶：

1. 收件人姓名：/；

收件人地址：/；

邮编：/；　联系电话：/。

2. 保证人配偶同意并确认以下任一电子通讯地址亦为有效送达地址：

传真接收，号码：/；

电子邮件，地址：/；

手机短信，接收号码：/；

微信，微信号码：/；

第 17 页 共 19 页

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2023019161746

;

/ .

QQ reception, number: L

Other electronic mailing address:

(ii) to apply to an arbitration commission for arbitration, and the arbitration commission shall be applied in arbitration

The dispute shall be settled by arbitration rules in force. 20. To the extent permitted by the arbitration rules, both parties agree to adopt summary procedure. The arbitration award shall be final and binding upon both parties. 10. The venue of the ICDT trial shall be held at 1

11. This contract is made in one original copy, with one held by the creditor and one held by the witness.

n originals. The depositor shall hold a copy and check the copy

The parties shall keep the copies of the contract properly and make additional copies as necessary. Xii. Supplementary Clauses

1

202306191617446

债权人（单位印章）: 负责人或有权签字人（签章）: 王侃印 2023 年 6 月 25 日	
保证人为单位: 保证人（公章）: 法定代表人或有权签字人（签章/指印）: / 年 / 月 / 日	
保证人为自然人: 保证人（签名/按指印）: 孟超杰 证件类型及证件号码: 410402196902141549 2023 年 6 月 25 日 保证人配偶特别承诺: 本人为保证人配偶，同意保证人签署及履行本保证合同，已特别注意合同加黑条款、	

Related rights and obligations restriction or exemption clauses and play light industry bank, etc., and I have a major interest in the content, and a comprehensive and accurate understanding of the contract terms I ask for a full explanation and explanation of the relevant terms and personal information processing rules. I have issued a written document agreeing to the processing of personal information by Industrial Bank, and agree to provide joint and several liability guarantee for the debts under the contract based on Tianyoda and property as agreed in this contract. If it is necessary to dispose of the property of the guarantor or the property jointly owned by the guarantor and me due to the creditor's exercise of the rights under this guarantee contract, I agree and accept the punishment and security made by the creditor without raising any objection or defense.

Spouse of the guarantor (signature /):

Type ofdocument and document number:

债权人（单位印章）:	负责人或有权签字人（签章）: 王侃印
Year/Month/Day	2023 年 6 月 25 日
保证人为单位: 保证人（公章）:	法定代表人或有权签字人（签章/指印）:
Date of signing the Contract: June 25th, 203 Place of signing the contract: Gong_ . District/County, Hangzhou	/ 年 / 月 / 日
保证人为自然人: 保证人（签名/按指印）: [signature] 证件类型及证件号码: 410402196902141549 2023 年 6 月 25 日	
保证人配偶特别承诺: 本人为保证人配偶，同意保证人签署及履行本保证合同，已特别注意合同加黑条款、	

P. 19 A total of 19 pages

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